UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-23338

FS Multi-Alternative Income Fund (Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip code)

Michael C. Forman FS Multi-Alternative Income Fund 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: October 31 Date of reporting period: October 31, 2019

Item 1.Reports to Stockholders.

The annual report (the “Annual Report”) of FS Multi-Alternative Income Fund (the “Fund”) for the fiscal year ended October 31, 2019 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS Multi-Alternative
Income Fund

Electronic Reports Disclosure — Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of FS Multi-Alternative Income Fund’s (the “Fund”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from the Fund electronically by calling 877-628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 877-628-8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the fund complex if you hold accounts directly or to all funds held in your account if you invest through your financial intermediary.

Annual report
2019

FS Multi-Alternative Income Fund

PORTFOLIO REVIEW

The following tables summarize the portfolio composition, industry classification and top 10 holdings of our investment portfolio as of October 31, 2019 (unaudited):

Portfolio composition (by fair value)		Industry classification (by fair value)
Real Estate Funds	31%	Real Estate	31%
Senior Secured Loans—First Lien	19%	USD CLO	6%
Senior Secured Loans—Second Lien	3%	EUR CLO	5%
Senior Secured Bonds	12%	Telecommunications	5%
Unsecured Bonds	21%	Retail	5%
CLO/Structured Credit	12%	Oil & Gas	4%
Emerging Markets Debt	1%	Computers	3%
Common Equity	0%	Chemicals	3%
Short-Term Investments	1%	Software	3%
	100%	Media Entertainment	2%
Top 10 Holdings (by fair value)		Healthcare-Services	2%
Clarion Lion Properties Fund	9%	Municipal	2%
Blackstone Property Partners, LP	9%	Miscellaneous Manufacturer	2%
Brookfield Premier Real Estate Partners	5%	Pharmaceuticals	2%
CBRE U.S. Core Partners, LP	5%	Aerospace/Defense	2%
RREEF Core Plus Industrial Fund	3%	Short-Term Investments	1%
Altice Europe N.V.	2%	Other	22%
Frontier Communications Corp.	2%		100%
Jubilee CDO BV	1%
Sequa Mezzanine Holdings LLC	1%
APX Group Inc	1%

FS Multi-Alternative Income Fund

OFFICERS AND BOARD OF TRUSTEES

Officers

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

EDWARD T. GALLIVAN, JR.
Chief Financial Officer & Treasurer

STEPHEN S. SYPHERD
General Counsel & Secretary

JAMES F. VOLK
Chief Compliance Officer

Board of Trustees

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

DAVID J. ADELMAN
Vice-Chairman
President & Chief Executive Officer,
Campus Apartments, Inc.

HOLLY E. FLANAGAN
Trustee
Managing Director, Gabriel Investments

BRIAN R. FORD
Trustee
Retired Partner, Ernst & Young LLP

DANIEL J. HILFERTY, III
Trustee
Chief Executive Officer, Independence Health Group

TABLE OF CONTENTS

FS Multi-Alternative Income Fund

Annual Report for the Year Ended October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of FS Multi-Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of FS Multi-Alternative Income Fund (the “Fund”), including the consolidated schedule of investments, as of October 31, 2019, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and the period from September 27, 2018 (commencement of operations) through October 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at October 31, 2019, the consolidated results of its operations and its cash flows for the year then ended and the consolidated changes in its net assets and its consolidated financial highlights for the year then ended and the period from September 27, 2018 (commencement of operations) through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more FS Investments investment companies since 2013.

Philadelphia, Pennsylvania
December 23, 2019

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Schedule of Investments
As of October 31, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(c)
Real Estate Funds—35.1%
Blackstone Property Partners, LP		Real Estate	2,872	$ 4,000	$ 4,086
Brookfield Premier Real Estate Partners		Real Estate	1,616	2,104	2,179
CBRE U.S. Core Partners, LP		Real Estate	1,484,863	2,116	2,156
Clarion Lion Properties Fund		Real Estate	2,705	4,080	4,173
RREEF Core Plus Industrial Fund		Real Estate	10,253	1,310	1,358
Total Real Estate Funds				13,610	13,952

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—22.0%
Accuride Corp., L+525, 1.0% Floor, 11/17/2023	(d)	Auto Parts & Equipment	$326	308	272
Advantage Sales & Marketing, Inc., L+325, 1.0% Floor, 7/23/2021	(d)	Advertising	440	420	412
Advantage Sales & Marketing, Inc., L+325, 1.0% Floor, 7/23/2021	(d) (e)	Advertising	84	77	79
Advisor Group, Inc., L+500, 7/31/2026	(d) (e)	Diversified Financial Services	105	104	100
AHP Health Partners, Inc., L+450, 1.0% Floor, 6/30/2025	(d) (e)	Healthcare-Services	148	149	148
AI Ladder (Luxembourg) Subco S.a r.l, L+450, 7/9/2025	(d)	Securities & Trusts	7	7	7
Aleris International, Inc., L+475, 2/27/2023	(d)	Mining	5	5	5
Algoma Steel, Inc., L+850, 1.5% Floor, 12/1/2025	(d) (e)	Iron/Steel	65	65	59
Almonde, Inc., L+350, 1.0% Floor, 6/13/2024	(d)	Software	20	20	19
American Tire Distributors Holdings, Inc., L+750, 1.0% Floor, 9/2/2024	(d)	Distribution/Wholesale	14	13	12
APX Group, Inc., L+500, 4/1/2024	(d)	Electronics	422	418	416
BCP Raptor II, LLC, L+475, 11/3/2025	(d)	Pipelines	206	205	181
BCP Raptor, LLC, L+425, 1.0% Floor, 6/24/2024	(d)	Pipelines	312	306	277
Belk, Inc., L+675, 7/31/2025	(d)	Retail	613	545	515
Brand Energy & Infrastructure Services, Inc., L+425, 1.0% Floor, 6/21/2024	(d)	Engineering & Construction	27	27	27
California Resources Corp., L+475, 1.0% Floor, 12/31/2022	(d) (e) (f)	Oil & Gas	259	255	224
Cengage Learning, Inc., L+425, 1.0% Floor, 6/7/2023	(d) (e)	Media Entertainment	50	48	46
Champ Acquisition Corp., L+550, 12/19/2025	(d) (f)	Apparel	106	104	107
CommerceHub, Inc., L+350, 5/21/2025	(d)	Software	10	10	10
Cortes NP Acquisition Corp., L+400, 1.0% Floor, 11/30/2023	(d)	Machinery-Construction & Mining	17	16	16
CSM Bakery Solutions LLC, L+400, 1.0% Floor, 7/3/2020	(d)	Food	92	90	87
Dex Media, Inc., L+900, 1.0% Floor, 12/29/2023	(d) (e)	Software	249	245	256
Diamond Resorts Corp., L+375, 1.0% Floor, 9/2/2023	(d)	Lodging	208	204	201
DynCorp International, Inc., L+600, 1.0% Floor, 8/18/2025	(d) (e)	Computers	70	68	69
Electronics for Imaging, Inc., L+500, 7/23/2026	(d)	Computers	67	63	62
Employbridge LLC, L+450, 1.0% Floor, 4/18/2025	(d)	Commercial Services	188	190	188
Endo Luxembourg Finance Co. I S.a r.l., L+425, 0.8% Floor, 4/29/2024	(d) (e)	Pharmaceuticals	142	130	131

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Schedule of Investments (continued)
As of October 31, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Flexential Intermediate Corp., L+350, 8/1/2024	(d)	Computers	$379	$359	$321
Foresight Energy, LLC, L+575, 1.0% Floor, 3/28/2022	(d)	Metals and Mining	287	289	151
J.C. Penney Corp., Inc., L+425, 1.0% Floor, 6/23/2023	(d)	Retail	215	197	190
Jo-Ann Stores, Inc., L+500, 1.0% Floor, 10/20/2023	(d)	Retail	181	181	139
Jo-Ann Stores, Inc., L+500, 1.0% Floor, 10/20/2023	(d) (e)	Retail	38	36	29
Matador Bidco S.a.r.l., L+475, 10/15/2026	(d)	Securities & Trusts	54	53	54
Monitronics International, Inc., L+650, 3/29/2024	(d) (f)	Computers	386	372	344
Nomad Buyer, Inc., L+500, 8/1/2025	(d)	Software	408	398	403
PAE Holding Corp., L+550, 10/20/2022	(d) (f)	Commercial Services	183	184	184
Paradigm Midstream, L+525, 9/5/2024	(d)	Pipelines	383	378	365
Patterson Medical Holdings, Inc., L+475, 1.0% Floor, 8/29/2022	(d) (e)	Pharmaceuticals	129	125	117
PetSmart, Inc., L+400, 1.0% Floor, 3/11/2022	(d) (e) (f)	Retail	53	52	52
PG&E Opco, L+347.5, 4/27/2020	(d) (e) (f)	Electric	15	14	13
Polar US Borrower, LLC, L+475, 10/15/2025	(d)	Chemicals	69	68	65
Post Holdings, Inc., L+500, 10/21/2024	(d) (e) (f)	Food	45	44	45
Quorum Health Corp., L+675, 1.0% Floor, 4/29/2022	(d) (e)	Healthcare-Services	33	32	32
Rent-A-Center, Inc., L+450, 6.5% Floor, 8/5/2026	(d) (e)	Commercial Services	70	69	70
RP Crown Parent, LLC, L+275, 1.0% Floor, 10/12/2023	(d)	Software	141	140	141
Sage BorrowCo, LLC, L+475, 6/20/2026	(d)	Food	72	72	73
Seadrill Partners Finco LLC, L+600, 1.0% Floor, 2/21/2021	(d) (e)	Oil & Gas	173	157	89
Sequa Mezzanine Holdings L.L.C., L+500, 1.0% Floor, 11/28/2021	(d) (f)	Aerospace/Defense	424	421	419
SGS Cayman, L.P., L+537.5, 1.0% Floor, 4/23/2021	(d)	Commercial Services	83	80	81
Smart & Final Stores LLC, L+675, 6/20/2025	(d)	Food	420	379	384
Sutherland Global Services, Inc., L+537.5, 1.0% Floor, 4/23/2021	(d)	Computers	355	345	350
The Talbots, Inc., L+700, 1.0% Floor, 11/28/2022	(d) (f)	Retail	223	217	218
Tibco Software, Inc., L+400, 6/30/2026	(d) (e)	Software	25	25	25
TopGolf International, Inc., L+550, 2/9/2026	(d) (e)	Leisure	104	103	105
UTEX Industries Inc., L+400, 1.0% Floor, 5/21/2021	(d) (e) (f)	Miscellaneous Manufacturer	233	227	181
Verifone Systems, Inc., L+400, 8/20/2025	(d) (e) (f)	Computers	25	23	23
W3 Topco LLC, L+600, 1.0% Floor, 8/16/2025	(d)	Internet	103	92	98
WireCo WorldGroup, Inc., L+500, 1.0% Floor, 9/30/2023	(d)	Metal Fabricate/Hardware	48	49	47
Total Senior Secured Loans—First Lien				9,273	8,734

Senior Secured Loans—Second Lien—3.7%
Access CIG, LLC, L+775, 2/27/2026	(d)	Computers	179	179	178
Comet Acquisition, Inc., L+750, 10/26/2026	(d)	Healthcare-Services	44	43	43
Electronics for Imaging, Inc., L+900, 7/23/2027	(d)	Computers	17	16	15
Emerald Performance Materials, LLC, L+775, 1.0% Floor, 8/1/2022	(d)	Chemicals	63	63	63
EXC Holdings III Corp., L+750, 1.0% Floor, 12/1/2025	(d)	Miscellaneous Manufacturer	395	389	389
Flexential Intermediate Corp., L+725, 1.0% Floor, 8/1/2025	(d)	Computers	155	150	112
Jo-Ann Stores, Inc., L+925, 1.0% Floor, 5/21/2024	(d) (e)	Retail	154	148	56
NEP/NCP Holdco, Inc., L+700, 10/19/2026	(d)	Media Entertainment	9	8	9

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Schedule of Investments (continued)
As of October 31, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
NeuStar, Inc., L+800, 1.0% Floor, 8/8/2025	(d) (e)	Computers	$20	$19	$19
Sequa Mezzanine Holdings LLC, L+900, 1.0% Floor, 4/28/2022	(d)	Aerospace/Defense	203	201	198
SMG Holdings, Inc., L+700, 1/23/2026	(d)	Entertainment	99	100	100
UTEX Industries Inc., L+725, 1.0% Floor, 5/20/2022	(d) (e)	Miscellaneous Manufacturer	170	169	94
Vectra Co., L+725, 3/8/2026	(d)	Miscellaneous Manufacturer	102	102	98
WireCo WorldGroup, Inc., L+900, 1.0% Floor, 9/30/2024	(d)	Metal Fabricate/Hardware	104	105	100
Total Senior Secured Loans—Second Lien				1,692	1,474

Senior Secured Bonds—14.2%
Altice France SA, 8.1%, 2/1/2027	(e) (g) (h)	Telecommunications	235	239	261
Altice France SA, 5.5%, 1/15/2028	(e) (h)	Telecommunications	400	400	408
APX Group, Inc., 8.8%, 12/1/2020	(e) (i) (j)	Electronics	80	80	79
BCD Acquisition, Inc., 9.6%, 9/15/2023	(e) (g) (h)	Auto Manufacturers	105	109	108
Cornerstone Building Brands, Inc., 8.0%, 4/15/2026	(e) (h) (i) (j)	Building Materials	212	203	209
CSI Compressco LP/CSI Compressco Finance, Inc., 7.5%, 4/1/2025	(e) (g) (h)	Oil & Gas Services	450	456	439
Dell International LLC/EMC Corp., 4.9%, 10/1/2026	(e) (g) (h)	Computers	19	20	21
Dell International LLC/EMC Corp., 8.1%, 7/15/2036	(e) (g) (h)	Computers	47	58	60
Denbury Resources, Inc., 7.8%, 2/15/2024	(e) (g) (h)	Oil & Gas	40	33	30
Denbury Resources, Inc., 9.3%, 3/31/2022	(e) (g) (h)	Oil & Gas	157	158	130
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.8%, 5/25/2024	(e) (g) (h)	Telecommunications	200	200	191
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC, 7.5%, 5/1/2025	(e) (h) (i) (j)	Textiles	436	433	382
Enterprise Development Authority, 12.0%, 7/15/2024	(e) (h) (i) (j)	Entertainment	5	5	6
Frontier Communications Corp., 8.5%, 4/1/2026	(g) (h)	Telecommunications	179	168	180
Frontier Communications Corp., 8.0%, 4/1/2027	(e) (g) (h)	Telecommunications	74	74	78
Hudbay Minerals, Inc., 7.6%, 1/15/2025	(e) (g) (h)	Mining	197	199	202
Intelsat Jackson Holdings SA, 5.5%, 8/1/2023	(e) (i) (j)	Telecommunications	218	205	205
JW Aluminum Continuous Cast Co., 10.3%, 6/1/2026	(e) (g) (h)	Mining	25	25	26
L Brands, Inc., 6.9%, 11/1/2035	(e) (g)	Retail	169	146	144
L Brands, Inc., 6.8%, 7/1/2036	(e) (g)	Retail	136	115	114
LABL Escrow Issuer LLC, 6.8%, 7/15/2026	(h)	Packaging & Containers	115	115	119
Northern Oil and Gas, Inc., 8.5%, 5/15/2023 (8.5% Cash + 1.0% PIK, if leverage test not satisfied)	(e) (g)	Oil & Gas	108	110	112
Pacific Drilling SA, 8.4%, 10/1/2023	(e) (g) (h)	Oil & Gas	58	51	47
Par Pharmaceutical, Inc., 7.5%, 4/1/2027	(g) (h)	Pharmaceuticals	72	67	69
Punch Taverns Finance, 5.3%, 3/30/2024	(e)	Retail	£31	42	42
Quorum Health Corp., 11.6%, 4/15/2023	(e)	Healthcare-Services	$20	20	17
Refinitiv US Holdings, Inc., 6.3%, 5/15/2026	(e) (g) (h)	Commercial Services	76	82	83
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.8%, 12/1/2026	(e) (h) (i) (j)	Healthcare-Services	188	187	207
Solocal Group, 8.0%, 3/15/2022 (3 mo. EURIBOR + 7.0%)	(e) (k)	Internet	€181	204	190
SRS Distribution, Inc., 8.3%, 7/1/2026	(e) (h) (i) (j)	Retail	$313	300	314
Summer BC Holdco B Sarl, 5.8%, 10/31/2026	(e) (h)	Advertising	€100	111	112
Team Health Holdings, Inc., 6.4%, 2/1/2025	(e) (h) (i) (j)	Commercial Services	$182	159	118
Teekay Corp., 9.3%, 11/15/2022	(e) (g) (h)	Transportation	160	160	166

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Schedule of Investments (continued)
As of October 31, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Tenet Healthcare Corp., 6.3%, 2/1/2027	(e) (g) (h)	Healthcare-Services	$66	$68	$70
Tenet Healthcare Corp., 5.1%, 11/1/2027	(e) (g) (h)	Healthcare-Services	116	116	121
TPro Acquisition Corp., 11.0%, 10/15/2024	(h)	Retail	88	83	85
TransDigm, Inc., 6.4%, 6/15/2026	(e) (g)	Aerospace/Defense	29	29	30
Transocean Guardian Ltd., 5.9%, 1/15/2024	(e) (g) (h)	Oil & Gas	14	15	14
Transocean Phoenix 2 Ltd., 7.8%, 10/15/2024	(e) (g) (h)	Oil & Gas Services	8	8	8
Unique Pub Finance Co. Plc, 5.7%, 6/30/2027	(e)	Real Estate	£8	11	11
Urban One, Inc., 7.4%, 4/15/2022	(e) (g) (h)	Media Entertainment	$114	110	111
Vantage Drilling International, 9.3%, 11/15/2023	(e) (g) (h)	Oil & Gas	329	329	314
Total Senior Secured Bonds				5,703	5,633

Unsecured Bonds—23.5%
AHP Health Partners, Inc., 9.8%, 7/15/2026	(e) (g) (h)	Healthcare-Services	183	190	198
Ally Financial, Inc., 3.8%, 11/18/2019	(e) (g)	Diversified Financial Services	40	40	40
Altice Luxembourg SA, 8.0%, 5/15/2027	(e)	Media Entertainment	€200	224	245
APX Group, Inc., 7.6%, 9/1/2023	(e) (i) (j)	Electronics	$105	100	93
Aruba Investments, Inc., 8.8%, 2/15/2023	(e) (g) (h)	Chemicals	152	153	153
Avantor, Inc., 9.0%, 10/1/2025	(e) (g) (h)	Healthcare-Products	37	40	41
Bausch Health Americas, Inc., 8.5%, 1/31/2027	(e) (g) (h)	Pharmaceuticals	87	91	98
Bausch Health Companies, Inc., 7.0%, 1/15/2028	(e) (g) (h)	Pharmaceuticals	109	114	118
Bausch Health Companies, Inc., 7.3%, 5/30/2029	(e) (f) (g) (h)	Pharmaceuticals	51	56	56
CCO Holdings LLC/CCO Holdings Capital Corp., 5.4%, 6/1/2029	(e) (g) (h)	Media Entertainment	128	134	137
CDK Global, Inc., 4.9%, 6/1/2027	(e) (g)	Software	26	26	28
Central Garden & Pet Co., 5.1%, 2/1/2028	(e) (g)	Household Products/Wares	64	62	66
Cleveland-Cliffs, Inc., 5.9%, 6/1/2027	(e) (g) (h)	Iron/Steel	74	71	71
Constellation Merger Sub, Inc., 8.5%, 9/15/2025	(e) (h) (i) (j)	Leisure Time	310	300	222
Coty, Inc., 6.5%, 4/15/2026	(e) (g) (h)	Cosmetics/Personal Care	33	34	34
Diamond Resorts International, Inc., 10.8%, 9/1/2024	(e) (h) (i) (j)	Lodging	71	71	74
Endeavor Energy Resources LP/EER Finance, Inc., 5.5%, 1/30/2026	(e) (g) (h)	Oil & Gas	77	79	80
Forestar Group, Inc., 8.0%, 4/15/2024	(e) (g) (h)	Home Builders	29	29	31
Freeport-McMoRan, Inc., 5.5%, 3/15/2043	(e) (g)	Mining	74	67	69
Frontier Communications Corp., 10.5%, 9/15/2022	(e) (g)	Telecommunications	278	154	131
Frontier North, Inc., 6.7%, 2/15/2028	(e) (g)	Telecommunications	550	505	517
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings, 10.0%, 11/30/2024	(e) (h) (i) (j)	Software	454	491	492
Genworth Holdings, Inc., 7.2%, 2/15/2021	(e) (g)	Insurance	37	38	38
Genworth Holdings, Inc., 7.6%, 9/24/2021	(e) (g)	Insurance	25	26	26
Genworth Holdings, Inc., 4.9%, 8/15/2023	(e) (g)	Insurance	28	26	27
Genworth Holdings, Inc., 4.8%, 2/15/2024	(e)	Insurance	12	11	11
GTCR AP Finance, Inc., 8.0%, 5/15/2027	(e) (g) (h)	Insurance	30	30	31
HCA Healthcare, Inc., 6.3%, 2/15/2021	(e) (g)	Healthcare-Services	18	19	19
HCA, Inc., 7.5%, 2/15/2022	(e) (g)	Healthcare-Services	39	43	43
Hexion, Inc., 7.9%, 7/15/2027	(e) (g) (h)	Chemicals	423	415	409
HLF Financing Sarl LLC/Herbalife International, Inc., 7.3%, 8/15/2026	(e) (g) (h)	Pharmaceuticals	81	83	85

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Schedule of Investments (continued)
As of October 31, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
HUB International Ltd., 7.0%, 5/1/2026	(e) (h) (i) (j)	Insurance	$9	$9	$9
KGA Escrow LLC, 7.5%, 8/15/2023	(e) (h) (i) (j)	Retail	162	167	173
Liberty Interactive LLC, 8.5%, 7/15/2029	(e) (g)	Media Entertainment	25	25	26
Liberty Interactive LLC, 4.0%, 11/15/2029	(e) (g)	Media Entertainment	643	451	452
Lloyds Banking Group PLC, 7.5% 9/27/2025 (fixed, converts to FRN on 9/27/2025)	(e) (g) (l)	Commercial Banks	218	206	240
Macy’s Retail Holdings, Inc., 5.1%, 1/15/2042	(e) (g)	Retail	182	148	169
Macy’s Retail Holdings, Inc., 4.3%, 2/15/2043	(e) (g)	Retail	48	38	40
Marriott Ownership Resorts, Inc., 4.8%, 1/15/2028	(e) (g) (h)	Lodging	30	30	31
Methanex Corp., 5.3%, 12/15/2029	(e) (g)	Chemicals	269	269	275
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.8%, 2/1/2027	(e) (g) (h)	Real Estate Investment Trusts	40	45	45
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.5%, 1/15/2028	(e) (g)	Real Estate Investment Trusts	2	2	2
MGM Resorts International, 7.8%, 3/15/2022	(e) (g)	Lodging	36	40	40
Michaels Stores, Inc., 8.0%, 7/15/2027	(e) (g) (h)	Retail	47	46	47
Natural Resource Partners LP/NRP Finance Corp., 9.1% 6/30/2025	(e) (g) (h)	Coal	166	165	156
Navient Corp., 5.6%, 8/1/2033	(e) (g)	Diversified Financial Services	178	144	157
Netflix, Inc., 4.6%, 5/15/2029	(e)	Internet	€100	120	122
Netflix, Inc., 3.9%, 11/15/2029	(e)	Internet	100	112	114
Nine Energy Service, Inc., 8.8%, 11/1/2023	(e) (g) (h)	Oil & Gas Services	$49	49	37
NOVA Chemicals Corp., 5.3%, 6/1/2027	(e) (g) (h)	Chemicals	153	151	158
Pacific Gas & Electric Co., 3.3%, 12/1/2027	(e) (g) (m) (n)	Electric	100	99	94
Pacific Gas & Electric Co., 6.1%, 3/1/2034	(e) (g) (m) (n)	Electric	23	21	23
Parsley Energy LLC/Parsley Finance Corp., 5.6%, 10/15/2027	(e) (g) (h)	Oil & Gas	127	121	132
Post Holdings, Inc., 5.6%, 1/15/2028	(e) (g) (h)	Food	20	21	21
Post Holdings, Inc., 5.5%, 12/15/2029	(e) (f) (g) (h)	Food	55	57	58
Puerto Rico Commonwealth Aqueduct & Sewer Auth., 6.2%, 7/1/2038	(e) (g)	Municipal	5	4	5
Puerto Rico Electric Power Authority, 0.0%, 7/1/2018	(e) (g) (n) (o)	Municipal	5	3	3
Puerto Rico Electric Power Authority, 0.0%, 7/1/2020	(e) (g) (n) (o)	Municipal	15	11	10
Puerto Rico Electric Power Authority, 10.0%, 1/1/2021	(e) (m) (n)	Municipal	8	8	7
Puerto Rico Electric Power Authority, 10.0%, 7/1/2021	(e) (m) (n)	Municipal	8	8	7
Puerto Rico Electric Power Authority, 10.0%, 1/1/2022	(e) (m) (n)	Municipal	2	2	2
Puerto Rico Electric Power Authority, 10.0%, 7/1/2022	(e) (m) (n)	Municipal	2	2	2
Puerto Rico Electric Power Authority, 5.3%, 7/1/2022	(e) (m) (n)	Municipal	10	6	8
Puerto Rico Electric Power Authority, 5.3%, 7/1/2027	(e) (m) (n)	Municipal	145	91	111
Puerto Rico Electric Power Authority, 5.0%, 7/1/2028	(e) (g) (m) (n)	Municipal	5	4	4
Puerto Rico Electric Power Authority, 5.3%, 7/1/2028	(e) (m) (n)	Municipal	5	3	4
Puerto Rico Electric Power Authority, 5.0%, 7/1/2029	(e) (m) (n)	Municipal	130	81	98
Puerto Rico Electric Power Authority, 2.1%, 7/1/2031 (3 mo. USD LIBOR * 0.7 + 0.7%)	(e) (k) (m) (n)	Municipal	15	11	10
Puerto Rico Electric Power Authority, 6.8%, 7/1/2036	(e) (g) (m) (n)	Municipal	15	12	12
Puerto Rico Electric Power Authority, 5.3%, 7/1/2040	(e) (g) (m) (n)	Municipal	15	12	11
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., 0.0%, 7/1/2046	(e) (g) (o)	Municipal	1,122	235	293

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Schedule of Investments (continued)
As of October 31, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., 0.0%, 7/1/2051	(e) (g) (n) (o)	Municipal	$1,122	$172	$219
Quicken Loans, Inc., 5.3%, 1/15/2028	(e) (g) (h)	Diversified Financial Services	71	70	73
SemGroup Corp./Rose Rock Finance Corp., 5.6%, 11/15/2023	(e) (g)	Pipelines	117	113	120
Senior Housing Properties Trust, 4.8%, 2/15/2028	(e) (g)	Real Estate Investment Trusts	35	32	36
SES SA, 5.3%, 4/4/2043	(e) (g) (h)	Telecommunications	17	15	18
Shelf Drill Holdings Ltd., 8.3%, 2/15/2025	(e) (g) (h)	Oil & Gas	180	160	152
Sirius XM Radio, Inc., 5.0%, 8/1/2027	(e) (g) (h)	Media Entertainment	53	55	56
Sirius XM Radio, Inc., 5.5%, 7/1/2029	(e) (g) (h)	Media Entertainment	24	26	26
Southern California Edison Co., 6.3% 2/1/2022 (fixed, converts to FRN on 2/1/2022)	(e) (g) (l)	Electric	40	40	39
Sprint Corp., 7.9%, 9/15/2023	(e) (g)	Telecommunications	94	102	104
Sprint Corp., 7.1%, 6/15/2024	(e) (g)	Telecommunications	4	4	4
SRC Energy, Inc., 6.3%, 12/1/2025	(e) (f) (g)	Oil & Gas	151	145	142
Starfruit Finco BV / Starfruit US Holdco LLC, 8.0%, 10/1/2026	(e) (h) (i) (j)	Chemicals	199	193	199
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/2025	(e) (g) (h)	Coal	76	76	65
Surgery Center Holdings, Inc., 6.8%, 7/1/2025	(e) (g) (h)	Healthcare-Services	29	26	27
Surgery Center Holdings, Inc., 10.0%, 4/15/2027	(e) (g) (h)	Healthcare-Services	14	14	14
Teekay Shuttle Tankers LLC, 7.1%, 8/15/2022	(e)	Transportation	200	193	202
Teva Pharmaceutical Finance Netherlands III BV, 3.2%, 10/1/2026	(e) (g)	Pharmaceuticals	85	66	64
TransDigm, Inc., 5.5%, 11/15/2027	(e) (f) (h)	Aerospace/Defense	50	50	50
Uber Technologies, Inc., 7.5%, 9/15/2027	(e) (g) (h)	Internet	27	27	27
Valaris Plc, 7.8%, 2/1/2026	(e)	Oil & Gas	29	28	15
Verscend Escrow Corp., 9.8%, 8/15/2026	(e) (g) (h)	Commercial Services	91	92	97
Vertiv Group Corp., 9.3%, 10/15/2024	(e) (h) (i) (j)	Machinery-Construction & Mining	450	459	426
Vistra Operations Co. LLC, 5.6%, 2/15/2027	(e) (g) (h)	Electric	29	30	31
Vistra Operations Co. LLC, 5.0%, 7/31/2027	(e) (g) (h)	Electric	48	49	50
Vodafone Group PLC, 7.0%, 4/4/2029 (fixed, converts to FRN on 4/4/2029)	(e) (g)	Telecommunications	97	97	112
WPX Energy, Inc., 5.3%, 9/15/2024	(e) (g)	Oil & Gas	69	69	70
WPX Energy, Inc., 5.8%, 6/1/2026	(e) (g)	Oil & Gas	12	12	12
WPX Energy, Inc., 5.3%, 10/15/2027	(e) (g)	Oil & Gas	14	14	14
Total Unsecured Bonds				9,180	9,355

Collateralized Loan Obligation (CLO) / Structured Credit—14.1%
Accunia European CLO I B.V., 2.7%, 7/15/2030 (3 mo. EURIBOR + 2.7%)	(e) (h) (p)	EUR CLO	€250	284	279
Accunia European CLO III DAC, 3.1%, 1/20/2031 (3 mo. EURIBOR + 3.1%)	(e) (p)	EUR CLO	100	108	109
Ares XXXVII CLO Ltd., 4.7%, 10/15/2030 (3 mo. USD LIBOR + 2.7%)	(e) (h) (p)	USD CLO	$250	247	234
Ares XXXVR CLO Ltd., 5.0%, 7/15/2030 (3 mo. USD LIBOR + 3.0%)	(e) (h) (p)	USD CLO	250	250	237

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Schedule of Investments (continued)
As of October 31, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Babson CLO Ltd. 2018-4 AAD, 4.9%, 10/15/2030 (3 mo. USD LIBOR + 2.9%)	(e) (h) (p)	USD CLO	$250	$250	$235
Bain Capital Credit CLO 2016-2 Ltd., 6.1%, 1/15/2029 (3 mo. USD LIBOR + 4.1%)	(e) (h) (k)	USD CLO	250	245	247
Black Diamond CLO 2014-1 Ltd., 7.3%, 10/17/2026 (3 mo. USD LIBOR + 5.3%)	(e) (g) (k)	USD CLO	250	249	246
BlackRock European CLO VII DAC, 2.3%, 10/15/2031 (3 mo. EURIBOR + 2.3%)	(e) (h) (p)	EUR CLO	€250	285	279
BlueMountain CLO 2015-4 Ltd., 4.9%, 4/20/2030 (3 mo. USD LIBOR + 3.0%)	(e) (g) (h) (p)	USD CLO	$250	242	226
Carlyle Global Market Strategies Euro CLO 2014-2 Ltd., 3.3%, 11/17/2031 (3 mo. EURIBOR + 3.3%)	(e) (p)	EUR CLO	€100	115	112
CFIP CLO 2014-1 Ltd., 6.1%, 7/13/2029 (3 mo. USD LIBOR + 4.1%)	(e) (h) (k)	USD CLO	$250	245	247
Dryden 36 Senior Loan Fund, 5.7%, 4/15/2029 (3 mo. USD LIBOR + 3.7%)	(e) (g) (h) (p)	USD CLO	250	250	245
Erna Srl, 2.3%, 7/25/2031 (3 mo. EURIBOR + 2.3%)	(e) (k)	EUR CLO	€197	220	219
Harvest CLO XX DAC, 3.4%, 10/20/2031 (3 mo. EURIBOR + 3.4%)	(e) (p)	EUR CLO	100	115	111
Jubilee CLO 2017-XVIII B.V., 3.1%, 1/15/2030 (3 mo. EURIBOR + 3.1%)	(e) (p)	EUR CLO	100	114	110
Jubilee CLO 2018-21 ACI, 2.5%, 1/15/2032 (3 mo. EURIBOR + 2.5%)	(e) (h) (p)	EUR CLO	250	285	280
Jubilee CLO 2018-21 AD, 3.6%, 1/15/2032 (3 mo. EURIBOR + 3.6%)	(e) (h) (p)	EUR CLO	250	285	275
Man GLG US CLO 2018-2 Ltd., 5.5%, 10/15/2028 (3 mo. USD LIBOR + 3.5%)	(e) (h) (p)	USD CLO	$250	249	240
Marlay Park CLO DAC, 1.6%, 10/15/2030 (3 mo. EURIBOR + 1.6%)	(e) (p)	EUR CLO	€100	109	108
Octagon Loan Funding Ltd., 5.0%, 11/18/2031 (3 mo. USD LIBOR + 2.9%)	(e) (h) (p)	USD CLO	$250	250	235
Preferred Term Securities XXI Ltd./Preferred Term Securities XXI, Inc., 2.5%, 3/22/2038 (3 mo. USD LIBOR + 0.4%)	(e) (h) (k)	USD CDO	205	166	171
Preferred Term Securities XXVI Ltd./Preferred Term Securities XXVI, Inc., 2.5%, 9/22/2037 (3 mo. USD LIBOR + 0.4%)	(e) (h) (k)	USD CDO	93	75	78
Rockford Tower Europe CLO 2018-1 DAC, 2.5%, 12/20/2031 (3 mo. EURIBOR + 2.5%)	(e) (h) (p)	EUR CLO	€250	284	279
Tikehau CLO IV B.V., 3.3%, 10/15/2031 (3 mo. EURIBOR + 3.3%)	(e) (p)	EUR CLO	100	116	111
Toro European CLO 3 DAC, 3.3%, 4/15/2030 (3 mo. EURIBOR + 3.3%)	(e) (k)	EUR CLO	100	116	112
Trimaran Cavu 2019-1 Ltd., 6.1%, 7/20/2032 (3 mo. USD LIBOR + 4.2%)	(e) (g) (h) (p)	USD CLO	$250	250	239
Trinitas CLO VII Ltd., 5.4%, 1/25/2031 (3 mo. USD LIBOR + 3.5%)	(e) (h) (p)	USD CLO	250	228	228
Tymon Park CLO DAC, 6.8%, 1/21/2029 (3 mo. EURIBOR + 6.8%)	(e) (k)	EUR CLO	€100	113	102
Total Collateralized Loan Obligation / Structured Credit				5,745	5,594

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Schedule of Investments (continued)
As of October 31, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Cost	Fair Value(c)
Emerging Markets Debt—0.7%
Mexican Bonos, 6.5%, 6/9/2022	(e)	Sovereign	$1,200	$61	$62
Petroleos Mexicanos, 4.9%, 1/24/2022	(e) (f)	Oil & Gas	70	73	73
Petroleos Mexicanos, 6.8%, 1/23/2030	(e) (g) (h)	Oil & Gas	64	64	69
Petroleos Mexicanos, 7.7%, 1/23/2050	(e) (g) (h)	Oil & Gas	46	48	50
Russian Federal Bond - OFZ, 8.0%, 10/7/2026	(e)	Sovereign	₽1,025	18	18
Total Emerging Markets Debt				264	272

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Common Equity—0.2%
Hexion Holdings Corp., Class B	(e) (n)	Chemicals	2,691	35	27
Hexion Holdings Corp., Warrants	(e) (n)	Chemicals	2,976	42	33
Total Common Equity				77	60

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost(b)	Fair Value(c)
Short-Term Investments—1.4%
State Street Institutional Treasury Plus Money Market Fund - Premier Class	(q)	1.74%	564,649	565	565
Total Short-Term Investments				565	565
TOTAL INVESTMENTS—114.9%				$46,109	45,639
LIABILITIES IN EXCESS OF OTHER ASSETS—(14.9)%	(r)				(5,912)
NET ASSETS—100.0%					$39,727

Investments Sold Short—(0.2)%

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Proceeds	Fair Value(c)
U.S. Treasury Sold Short—(0.2)%
U.S. Treasury Bond, 2.3%, 8/15/2049	(e) (g) (n)	Sovereign	$(85)	$(88)	$(86)
Total Investments Sold Short				$(88)	$(86)

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	12/18/2019	USD	17	EUR	15	$—	$—
JPMorgan Chase Bank, N.A.	11/29/2019	USD	33	MXN	640	—	—
JPMorgan Chase Bank, N.A.	11/29/2019	USD	28	MXN	540	—	—
JPMorgan Chase Bank, N.A.	12/18/2019	EUR	1	USD	1	—	—
JPMorgan Chase Bank, N.A.	12/18/2019	EUR	156	USD	174	—	5
JPMorgan Chase Bank, N.A.	12/18/2019	EUR	511	USD	572	—	10
JPMorgan Chase Bank, N.A.	12/18/2019	USD	9	EUR	8	—	—
JPMorgan Chase Bank, N.A.	12/18/2019	USD	50	EUR	45	1	—
JPMorgan Chase Bank, N.A.	12/18/2019	USD	361	EUR	323	9	—
JPMorgan Chase Bank, N.A.	12/18/2019	USD	37	EUR	33	1	—
State Street Bank and Trust Company	12/18/2019	USD	49	GBP	38	—	—
State Street Bank and Trust Company	12/18/2019	USD	101	EUR	90	—	—
State Street Bank and Trust Company	12/18/2019	USD	49	EUR	44	—	1

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Schedule of Investments (continued)
As of October 31, 2019
(in thousands, except share amounts)

Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	12/18/2019	EUR	45	USD	50	$1	$—
State Street Bank and Trust Company	12/18/2019	EUR	115	USD	129	2	—
State Street Bank and Trust Company	12/18/2019	EUR	35	USD	39	1	—
State Street Bank and Trust Company	12/18/2019	EUR	21	USD	23	—	—
State Street Bank and Trust Company	12/18/2019	EUR	6	USD	7	—	—
State Street Bank and Trust Company	12/18/2019	EUR	141	USD	158	—	3
State Street Bank and Trust Company	12/18/2019	USD	254	EUR	227	5	—
State Street Bank and Trust Company	12/18/2019	USD	120	EUR	107	3	—
State Street Bank and Trust Company	12/18/2019	USD	17	GBP	13	—	—
State Street Bank and Trust Company	12/18/2019	USD	393	EUR	351	13	—
State Street Bank and Trust Company	12/18/2019	USD	131	EUR	117	2	—
State Street Bank and Trust Company	12/18/2019	USD	20	EUR	18	—	—
State Street Bank and Trust Company	12/18/2019	USD	22	EUR	20	—	—
Total Forward Foreign Currency Exchange Contracts						$38	$19

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Futures
U.S 10-Year Treasury Note	10	Short	12/19/2019	1,309	$6	—
U.S 2-Year Treasury Note	9	Long	12/31/2019	1,938	3	—
Total Interest Rate Futures					$9	—

Cross-Currency Swaps

Counterparty	Fund Pays	Fund Receives	Notional Amount of Currency Delivered	Notional Amount of Currency Received	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.1435%)	3 Month USD LIBOR	EUR 900	USD1,024	12/3/2023	Quarterly	$21	$21	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.10375%)	3 Month USD LIBOR	EUR 1,094	USD1,231	3/29/2021	Quarterly	14	14	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.176%)	3 Month USD LIBOR	EUR 518	USD583	7/12/2021	Quarterly	7	7	—
Total Cross-Currency Swaps							$42	$42	—

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Schedule of Investments (continued)
As of October 31, 2019
(in thousands, except share amounts)

Interest Rate Swaps

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co. LLC	3 Month LIBOR	1.26%	USD 175	4/8/2022	Semi-annually	$1	$1	—
Goldman Sachs & Co. LLC	1.52%	3 Month LIBOR	USD 8	11/8/2026	Semi-annually	—	—	—
Goldman Sachs & Co. LLC	1.65%	3 Month LIBOR	USD 32	3/17/2030	Semi-annually	—	—	—
Goldman Sachs & Co. LLC	1.62%	3 Month LIBOR	USD 63	4/8/2050	Semi-annually	2	2	—
Total Interest Rate Swaps						$3	$3	—

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Denominated in U.S. dollars unless otherwise noted.

(c)Fair value is determined by the board of trustees of FS Multi-Alternative Income Fund (the “Fund”). See Notes 2 and 8 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(d)Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of October 31, 2019, the one-month, three-month and six-month London Interbank Offered Rate (“LIBOR” or “L”) was 1.78%, 1.90% and 1.92%, respectively, and the three-month Euro Interbank Offered Rate (“EURIBOR” or “E”) was (0.39)%.

(e)Security held in Fund’s wholly-owned subsidiary, FS Multi Alternative Credit LLC.

(f)Position or portion thereof unsettled as of October 31, 2019.

(g)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (”BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP. As of October 31, 2019, there were no securities rehypothecated by BNP.

(h)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,570, which represents approximately 34.2% of net assets as of October 31, 2019.

(i)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Société Générale.

(j)Security held in Fund’s wholly-owned subsidiary, FS Multi Private Credit LLC.

(k)Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(l)The security has a perpetual maturity; the date displayed is the next call date.

(m)Security is in default.

(n)Security is non-income producing.

(o)Issued with a zero coupon. Income is recognized through the accretion of discount.

(p)Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(q)Rate represents the seven-day yield as of October 31, 2019.

(r)Includes the effect of forward foreign currency exchange contracts, futures contracts, swap contracts and investments sold short.

CDO—Collateralized Debt Obligation

EUR—Euro

EURIBOR—Euro Interbank Offered Rate

FRN—Floating Rate Note

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

PIK—Payment In Kind

USD—U.S. Dollar

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

October 31, 2019
Assets
Investments, at fair value (amortized cost—$46,109)	$45,639
Foreign currency (cost—$30)	30
Collateral held at broker(1)	47
Receivable for investments sold	510
Reimbursement due from adviser(2)	289
Interest receivable	337
Unrealized appreciation on forward foreign currency exchange contracts	38
Unrealized appreciation on swap contracts	45
Receivable for variation margin on futures contracts	9
Swap income receivable	8
Prepaid expenses and other assets	134
Total assets	$47,086

Liabilities
Financing arrangements payable	$ 5,293
Investments sold short, at fair value (proceeds $88)	86
Unrealized depreciation on forward foreign currency exchange contracts	19
Due to custodian	97
Payable for investments purchased	1,568
Accounting and administrative fees payable	40
Interest expense payable	35
Professional fees payable	186
Trustees’ fees payable	8
Shareholder service fee – Class A	10
Shareholder service and distribution fees – Class L	0
Distribution fee – Class M	0
Shareholder service and distribution fees – Class T	0
Other accrued expenses and liabilities	17
Total liabilities	$ 7,359
Net assets	$39,727

Commitments and contingencies ($788)(3)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$ 3
Capital in excess of par value	39,328
Accumulated earnings (deficit)	396
Net assets	$39,727

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Statement of Assets and Liabilities (continued)
(in thousands, except share and per share amounts)

October 31, 2019
Class A Shares
Net Assets	$10,750
Shares Outstanding	848,659
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.67
Maximum Offering Price Per Share ($12.67 ÷ 94.25% of net asset value per share)	$13.44

Class I Shares
Net Assets	$28,917
Shares Outstanding	2,282,761
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.67

Class L Shares
Net Assets	$ 20
Shares Outstanding	1,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.66
Maximum Offering Price Per Share ($12.66 ÷ 96.50% of net asset value per share)	$13.12

Class M Shares
Net Assets	$ 20
Shares Outstanding	1,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.67

Class T Shares
Net Assets	$ 20
Shares Outstanding	1,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.66
Maximum Offering Price Per Share ($12.66 ÷ 96.50% of net asset value per share)	$13.12

(1)Represents cash on deposit at broker.

(2)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(3)See Note 11 for a discussion of the Fund’s commitments and contingencies.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Statement of Operations
(in thousands)

Year Ended October 31, 2019
Investment income
Interest income	$2,153
Dividend income	262
Fee income	71
Total investment income	2,486

Operating expenses
Management fees	643
Administrative services expenses	13
Accounting and administrative fees	238
Interest expense	123
Professional fees	365
Trustees’ fees	11
Shareholder service fee – Class A	10
Shareholder service and distribution fees – Class L	0
Distribution fee – Class M	0
Shareholder service and distribution fees – Class T	0
Other general and administrative expenses	121
Total operating expenses	1,524
Less: Expense reimbursement(1)	(748)
Less: Management fee waiver(1)	(643)
Net operating expenses	133
Net investment income	2,353

Realized and unrealized gain/loss
Net realized gain (loss) on investments	(119)
Net realized gain (loss) on forward foreign currency exchange contracts	77
Net realized gain (loss) on swap contracts	(22)
Net realized gain (loss) on investments sold short	(42)
Net realized gain (loss) on futures contracts	(83)
Net realized gain (loss) on foreign currency	4
Net change in unrealized appreciation (depreciation) on investments	(325)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(39)
Net change in unrealized appreciation (depreciation) on swap contracts	46
Net change in unrealized appreciation (depreciation) on investments sold short	2
Net change in unrealized appreciation (depreciation) on futures contracts	12
Net change in unrealized gain (loss) on foreign currency	(10)
Total net realized gain (loss) and unrealized appreciation (depreciation)	(499)
Net increase (decrease) in net assets resulting from operations	$1,854

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by FS Multi-Alternative Advisor, LLC, the Fund’s investment adviser, of management fees and certain reimbursements to which it was otherwise entitled.

See notes to consolidated financial statements.

	Year Ended October 31, 2019	Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Operations
Net investment income	$ 2,353	$ 8
Net realized gain (loss)	(185)	(21)
Net change in unrealized appreciation (depreciation) on investments	(325)	(145)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(39)	58
Net change in unrealized appreciation (depreciation) on swap contracts	46	(1)
Net change in unrealized appreciation (depreciation) on investments sold short	2	—
Net change in unrealized appreciation (depreciation) on futures contracts	12	(3)
Net change in unrealized gain (loss) on foreign currency	(10)	10
Net increase (decrease) in net assets resulting from operations	1,854	(94)

Shareholder distributions(1)
Distributions to shareholders
Class A	(142)	—
Class I	(1,233)	—
Class L	(1)	—
Class M	(1)	—
Class T	(1)	—
Net decrease in net assets resulting from distributions to shareholders	(1,378)	—

Capital share transactions(2)
Net increase in net assets resulting from capital share transactions	7,845	31,400
Total increase in net assets	8,321	31,306
Net assets at beginning of period	31,406	100
Net assets at end of period	$39,727	$31,406

(1)See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)See Note 3 for a discussion of the Fund’s common share transactions.

FS Multi-Alternative Income Fund

Consolidated Statements of Changes in Net Assets
(in thousands)

See notes to consolidated financial statements.

Year Ended October 31, 2019
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$1,854
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments(1)	(43,138)
Investments in money market fund, net	11,144
Proceeds from sales and repayments of investments	25,813
Proceeds from investments sold short	33
Net realized (gain) loss on investments	119
Net realized (gain) loss on investments sold short	42
Net change in unrealized (appreciation) depreciation on investments	325
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	39
Net change in unrealized (appreciation) depreciation on investments sold short	(2)
Net change in unrealized (appreciation) depreciation on swap contracts	(46)
Net change in unrealized (appreciation) depreciation on futures contracts	(12)
Accretion of discount/amortization of premium, net	(141)
(Increase) decrease in collateral held at broker	2
(Increase) decrease in receivable for investments sold	(285)
(Increase) decrease in reimbursement due from adviser(2)	(249)
(Increase) decrease in interest receivable	(130)
(Increase) decrease in swap income receivable	(8)
(Increase) decrease in prepaid expenses and other assets	(134)
Increase (decrease) in due to custodian	97
Increase (decrease) in payable for investments purchased	(7,573)
Increase (decrease) in management fees payable	(54)
Increase (decrease) in administrative services expenses payable	(1)
Increase (decrease) in accounting and administrative fees payable	37
Increase (decrease) in interest expense payable	35
Increase (decrease) in professional fees payable	149
Increase (decrease) in trustees’ fees payable	7
Increase (decrease) in shareholder service fee – Class A	10
Increase (decrease) in shareholder service and distribution fees – Class L	0
Increase (decrease) in distribution fee – Class M	0
Increase (decrease) in shareholder service and distribution fees – Class T	0
Increase (decrease) in other accrued expenses and liabilities	13
Net cash provided by (used in) operating activities	(12,054)

Cash flows from financing activities
Issuance of common shares	7,840
Shareholder distributions paid	(1,373)
Borrowings under financing arrangements(3)	10,134
Repayments under financing arrangements(3)	(4,841)
Net cash provided by (used in) financing activities	11,760
Total increase (decrease) in cash	(294)
Cash and foreign currency at beginning of year	324
Cash and foreign currency at end of year	$30

Supplemental disclosure
Reinvestment of shareholder distributions	$5

(1)Purchases of investments includes $261 of dividend income related to the Fund’s real estate investments.

(2)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(3)See Note 9 for a discussion of the Fund’s financing arrangements. During the year ended October 31, 2019, borrowings under the financing arrangements included $88 of capitalized interest.

FS Multi-Alternative Income Fund

Consolidated Statement of Cash Flows
(in thousands)

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Financial Highlights—Class A Shares
(in thousands, except share and per share amounts)

	Year Ended October 31, 2019	Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.46	$12.50
Results of operations
Net investment income(2)	0.78	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.10)	(0.04)
Net increase (decrease) in net assets resulting from operations	0.68	(0.04)

Shareholder Distributions:(3)
Distributions from net investment income	(0.47)	—
Net increase (decrease) in net assets resulting from shareholder distributions	(0.47)	—
Net asset value, end of period	$12.67	$12.46
Shares outstanding, end of period	848,659	1,600
Total return(4)	5.52%	(0.32	)%(5)

Ratio/Supplemental Data:
Net assets, end of period	$10,750	$ 20
Ratio of net investment income (loss) to average net assets(6)(7)	6.12%	(0.03)%
Ratio of total expenses to average net assets(6)	4.69%	3.68%
Ratio of expense reimbursement/waiver to average net assets(6)	(3.95)%	(1.35)%
Ratio of net expenses to average net assets(6)	0.74%	2.33%
Portfolio turnover rate	69%	2	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$5,293	—
Asset coverage ratio per unit(8)	8.51	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 2.17% and (1.38)% for the year ended October 31, 2019 and for the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by the Fund’s investment adviser of management fees and certain reimbursements to which it was otherwise entitled.

(8)Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Financial Highlights—Class I Shares
(in thousands, except share and per share amounts)

	Year Ended October 31, 2019	Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$ 12.46	$ 12.50
Results of operations
Net investment income(2)	0.86	0.00
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.15)	(0.04)
Net increase (decrease) in net assets resulting from operations	0.71	(0.04)

Shareholder distributions:(3)
Distributions from net investment income	(0.50)	—
Net decrease in net assets resulting from shareholder distributions	(0.50)	—
Net asset value, end of period	$ 12.67	$ 12.46
Shares outstanding, end of period	2,282,761	2,513,600
Total return(4)	5.78%	(0.32	)%(5)

Ratio/Supplemental Data:
Net assets, end of period	$28,917	$31,326
Ratio of net investment income to average net assets(6)(7)	6.83%	0.22%
Ratio of total operating expenses to average net assets(6)	4.34%	3.43%
Ratio of expense reimbursement/waiver to average net assets(6)	(4.00)%	(1.35)%
Ratio of net operating expenses to average net assets(6)	0.34%	2.08%
Portfolio turnover rate	69%	2	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$ 5,293	—
Asset coverage ratio per unit(8)	8.51	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 2.83% and (1.13)% for the year ended October 31, 2019 and for the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by the Fund’s investment adviser of management fees and certain reimbursements to which it was otherwise entitled.

(8)Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Financial Highlights—Class L Shares
(in thousands, except share and per share amounts)

	Year Ended October 31, 2019	Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.46	$12.50
Results of operations
Net investment income(2)	0.80	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.16)	(0.04)
Net increase (decrease) in net assets resulting from operations	0.64	(0.04)

Shareholder distributions(3)
Distributions from net investment income	(0.44)	—
Net decrease in net assets resulting from shareholder distributions	(0.44)	—
Net asset value, end of period	$12.66	$12.46
Shares outstanding, end of period	1,600	1,600
Total return(4)	5.17%	(0.32	)%(5)

Ratio/Supplemental Data:
Net assets, end of period	$ 20	$ 20
Ratio of net investment income (loss) to average net assets(6)(7)	6.32%	(0.28)%
Ratio of total expenses to average net assets(6)	4.84%	3.93%
Ratio of expense reimbursement/waiver to average net assets(6)	(4.00)%	(1.35)%
Ratio of net expenses to average net assets(6)	0.84%	2.58%
Portfolio turnover rate	69%	2	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$5,293	—
Asset coverage ratio per unit(8)	8.51	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class L common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 2.32% and (1.63)% for the year ended October 31, 2019 and for the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by the Fund’s investment adviser of management fees and certain reimbursements to which it was otherwise entitled.

(8)Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Financial Highlights—Class M Shares
(in thousands, except share and per share amounts)

	Year Ended October 31, 2019	Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.46	$12.50
Results of operations
Net investment income(2)	0.83	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.15)	(0.04)
Net increase (decrease) in net assets resulting from operations	0.68	(0.04)

Shareholder distributions(3)
Distributions from net investment income	(0.47)	—
Net decrease in net assets resulting from shareholder distributions	(0.47)	—
Net asset value, end of period	$12.67	$12.46
Shares outstanding, end of period	1,600	1,600
Total return(4)	5.52%	(0.32	)%(5)

Ratio/Supplemental Data:
Net assets, end of period	$ 20	$ 20
Ratio of net investment income (loss) to average net assets(6)(7)	6.56%	(0.03)%
Ratio of total expenses to average net assets(6)	4.59%	3.68%
Ratio of expense reimbursement/waiver to average net assets(6)	(4.00)%	(1.35)%
Ratio of net expenses to average net assets(6)	0.59%	2.33%
Portfolio turnover rate	69%	2	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$5,293	—
Asset coverage ratio per unit(8)	8.51	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class M common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 2.56% and (1.38)% for the year ended October 31, 2019 and for the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by the Fund’s investment adviser of management fees and certain reimbursements to which it was otherwise entitled.

(8)Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund

Consolidated Financial Highlights—Class T Shares
(in thousands, except share and per share amounts)

	Year Ended October 31, 2019	Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.46	$12.50
Results of operations
Net investment income(2)	0.80	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.16)	(0.04)
Net increase (decrease) in net assets resulting from operations	0.64	(0.04)

Shareholder distributions(3)
Distributions from net investment income	(0.44)	—
Net decrease in net assets resulting from shareholder distributions	(0.44)	—
Net asset value, end of period	$12.66	$12.46
Shares outstanding, end of period	1,600	1,600
Total return(4)	5.17%	(0.32	)%(5)

Ratio/Supplemental Data:
Net assets, end of period	$ 20	$ 20
Ratio of net investment income (loss) to average net assets(6)(7)	6.32%	(0.28)%
Ratio of total expenses to average net assets(6)	4.84%	3.93%
Ratio of expense reimbursement/waiver to average net assets(6)	(4.00)%	(1.35)%
Ratio of net expenses to average net assets(6)	0.84%	2.58%
Portfolio turnover rate	69%	2	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$5,293	—
Asset coverage ratio per unit(8)	8.51	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class T common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 2.32% and (1.63)% for the year ended October 31, 2019 and for the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by the Fund’s investment adviser of management fees and certain reimbursements to which it was otherwise entitled.

(8)Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Multi-Alternative Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on April 9, 2018 and commenced investment operations on September 27, 2018. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.

The Fund is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers five classes of shares of beneficial interest—Class A Shares, Class I Shares, Class L Shares, Class M Shares and Class T Shares (as defined below), which are substantially the same except that each class of shares has different sales charges and expenses. The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As of October 31, 2019, the Fund had three wholly-owned subsidiaries, FS Multi Private Credit LLC, FS Multi Alternative Credit LLC and FS Multi Real Estate LLC, through which it may hold interests in certain portfolio companies. The consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of October 31, 2019. All intercompany transactions have been eliminated in consolidation.

The Fund’s investment objective is to provide attractive total returns, consisting primarily of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of alternative income strategies.

The investment adviser to the Fund, FS Multi-Alternative Advisor, LLC (“FS Multi-Alternative Advisor”), oversees the management of the Fund’s activities and is responsible for developing investment guidelines with the Sub-Advisers (as defined below) and overseeing investment decisions for the Fund’s portfolio by using a multi-manager, multi-strategy approach.

The Fund currently focuses on three strategies to achieve its investment objective: Real Estate, Private Credit and Multi-Sector Credit. The portfolio primarily consists of a range of secured and unsecured debt obligations, structured credit, asset backed securities and real estate-related investments comprised primarily of private and public institutional real estate equity and debt funds.

FS Multi-Alternative Advisor has engaged as investment sub-advisers to the Fund: GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Adviser”), a wholly-owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), with respect to a broad range of multi-sector credit investments, KKR Credit Advisors (US) LLC (“KKR Credit”) with respect to private middle-market debt and equity investments and StepStone Group Real Estate LP (“StepStone”) with respect to real estate-related assets (collectively, the “Sub-Advisers”).

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund invests its cash in an institutional money market fund, which is stated at fair value and is considered Level 2 in the fair value hierarchy. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”) and Class T share of beneficial interest

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

(“Class T Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”) and Class M share of beneficial interest (“Class M Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

FS Multi-Alternative Advisor values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (the “Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Multi-Alternative Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of a range of secured and unsecured debt obligations (which may be syndicated or directly originated), structured credit, asset backed securities and real estate-related investments that are comprised primarily of private and public institutional real estate equity and debt funds.

For purposes of calculating NAV, the Fund uses the following valuation methods:

• The market value of each security listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

• If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”), the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Multi-Alternative Advisor to be unreliable (and therefore, not readily available), FS Multi-Alternative Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Multi-Alternative Advisor.

• To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Multi-Alternative Advisor, under supervision of the Board, in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Multi-Alternative Advisor, under supervision of the Board, may rely upon valuations obtained from an approved independent third-party valuation firm,

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

except for private real estate funds, which are valued at estimated NAV. With respect to these investments for which market quotations are not readily available (excluding private real estate funds), the Fund will undertake a multi-step fair valuation process each quarter, as described below:

• Weekly and as of each quarter end, FS Multi-Alternative Advisor will review and document preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

• Quarterly, FS Multi-Alternative Advisor will provide the audit committee of the Board with preliminary valuations for each investment;

• The preliminary valuations will then be presented to and discussed with the audit committee of the Board;

• The audit committee of the Board will review the preliminary valuations and FS Multi-Alternative Advisor, together with any approved independent third-party valuation service, if applicable, will respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

• Following its review, the audit committee of the Board will approve the fair valuation of the Fund’s investments and will recommend that the Board similarly approve the fair valuation of the Fund’s investments; and

• The Board will discuss the valuation of the Fund’s investments and will determine the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Multi-Alternative Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

• With respect to the Fund’s investment in private real estate funds:

• StepStone makes investment recommendations to FS Multi-Alternative Advisor with respect to private real estate funds, based on StepStone’s research and analysis, including due diligence on the underlying private real estate funds’ investments managers.

•Private real estate funds generally calculate and report NAV per share as of each calendar quarter-end. In accordance with ASC Topic 820, the Fund has elected to apply the practical expedient to value its investments in private real estate funds using the NAV per share of each private real estate fund as reported by each fund’s investment manager. In situations where the timing of a private real estate fund’s NAV reporting does not align to the Fund’s reporting periods, the Fund will estimate such fund’s NAV per share based on changes in proprietary indices, expected returns based on historical performance, and/or other acceptable methods as approved by the Board and in accordance with ASC Topic 820.

•StepStone has designed ongoing due diligence processes with respect to monitoring and valuation of the underlying investments of the private real estate funds, which assist FS Multi-Alternative Advisor in assessing the reliability of the NAV per share reported by the private real estate funds each quarter. StepStone communicates to the Fund any changes in the value of underlying investments since the calculation date of the most recent reported NAV and whether there are significant changes in the composition of the underlying investments for each private real estate fund after each reporting period of the private real estate fund. The Fund utilizes this information and considers all relevant factors to determine that the estimated NAV per share used as a practical expedient is appropriate.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, FS Multi-Alternative Advisor, under supervision of the Board, may use any approved independent third-party pricing or valuation services; provided that FS Multi-Alternative Advisor, under supervision of the Board, shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Multi-Alternative Advisor, under supervision of the Board, shall retain the discretion to use any relevant data, including information obtained by

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

FS Multi-Alternative Advisor, any investment sub-adviser or from any approved independent third-party valuation or pricing service, that FS Multi-Alternative Advisor, under supervision of the Board, deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Multi-Alternative Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, will be valued at fair value. FS Multi-Alternative Advisor, under supervision of the Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or non-recurring costs related to an acquisition, recapitalization, restructuring or other related items.

FS Multi-Alternative Advisor, any approved independent third party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Multi-Alternative Advisor, any approved independent third party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the company relative to comparable firms, as well as such other factors as FS Multi-Alternative Advisor, under supervision of the Board, and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value. Publicly traded securities that carry certain restrictions on sale will typically be valued at a discount from the public market values of the securities, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Multi-Alternative Advisor, under supervision of the Board, in consultation with any approved independent third party valuation service, if applicable.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Futures contracts traded on exchanges typically will be valued daily at their last sale price. Swaps (other than centrally cleared) typically will be valued at their prices obtained from an independent third party and are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by brokers/dealers. Centrally cleared swaps are valued at the daily

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts, futures contracts and swaps will not be recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts, futures contracts and swaps will be recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss).

The Board is solely responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Multi-Alternative Advisor, and has authorized FS Multi-Alternative Advisor to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Multi-Alternative Advisor’s implementation of the Fund’s valuation process.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized as interest income, using the effective interest method, over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs will primarily include third-party expenses incurred in marketing the Fund’s common shares. Franklin Square Holdings, L.P. (which does business as FS Investments), the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, has agreed to assume any organization and offering costs incurred by it or its affliates and will not seek reimbursement of such costs (see Note 4).

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the year ended October 31, 2019, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Futures Contracts: The Fund enters into futures contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, changes in interest rates (interest rate risk). A futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Futures contracts, when used by the Fund, help to manage the overall exposure to rising interest rates.

Interest Rate Swaps: The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund enters into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.

Cross-currency Swaps: The Fund enters into cross-currency swaps to gain or mitigate exposure on foreign currency exchange rate risk. Cross-currency swaps are contracts in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. Cross-currency swaps, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate.

Distributions: Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize, declare and pay ordinary cash distributions on a quarterly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.

Recent Accounting Pronouncements: In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosures Framework—Changes to the Disclosure Requirements for Fair Value Measurement, or ASU 2018-13 which introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Fund is currently evaluating the impact of ASU 2018-13 on its consolidated financial statements.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities, or ASU 2017-08. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund is currently evaluating the impact of ASU 2017-08 on its consolidated financial statements.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the year ended October 31, 2019 and the period from September 27, 2018 (Commencement of Operations) through October 31, 2018:

	For the Year Ended October 31, 2019		Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from Issuance of Shares	533,333	$ 6,800	1,600	$ 20
Transfers In	313,726	4,000	—	—
Proceeds	847,059	$10,800	1,600	$ 20
Class I Shares
Proceeds from Issuance of Shares	82,481	1,040	2,505,600	$31,320
Reinvestment of Distributions	406	5	—	—
Total Gross Proceeds	82,887	1,045	2,505,600	31,320
Transfers Out	(313,726)	(4,000)	—	—
Net Proceeds	(230,839)	$ (2,955)	2,505,600	$31,320
Class L Shares
Proceeds from Issuance of Shares	—	$ —	1,600	$ 20
Class M Shares
Proceeds from Issuance of Shares	—	$ —	1,600	$ 20
Class T Shares
Proceeds from Issuance of Shares	—	$ —	1,600	$ 20
Proceeds to the Fund	616,220	$ 7,845	2,512,000	$31,400

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.

During the year ended October 31, 2019, the Fund did not conduct any repurchase offers in connection with its share repurchase program. On December 13, 2019, the Fund commenced its first repurchase offer for 5% of outstanding shares.

Distribution Plan

The Fund, with respect to its Class L, Class M and Class T Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M and Class T Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund will pay a distribution fee at an annual rate of 0.25% of average daily net assets attributable to the applicable share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund. For the year ended October 31, 2019, Class L, Class M and Class T Shares incurred distribution fees of $0, $0, and $0, respectively.

Shareholder Service Expenses

The Fund has adopted a shareholder services plan with respect to its Class A, Class L and Class T Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Multi-Alternative Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L and Class T Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L and Class T Shares, respectively. For the year ended October 31, 2019, Class A, Class L and Class T Shares incurred shareholder service fees of $10, $0, and $0, respectively.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions

Compensation of the Investment Adviser, the Sub-Advisers and their Affiliates

Pursuant to the amended and restated investment advisory agreement (the “Investment Advisory Agreement”), dated as of July 26, 2019, by and between the Fund and FS Multi-Alternative Advisor, FS Multi-Alternative Advisor is entitled to a management fee in consideration of the advisory services provided by FS Multi-Alternative Advisor to the Fund. FS Multi-Alternative Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund. The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period (the “Management Fee”). The Management Fee for any partial quarter will be appropriately prorated. Pursuant to a letter agreement (the “Letter Agreement”) dated as of December 24, 2018, between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor agreed, for the fiscal quarter ended January 31, 2019, to waive the Management Fee to which it was entitled under the Investment Advisory Agreement so that the fee received equaled 0.00% of the Fund’s average daily gross assets during the fiscal quarter. By subsequent letter agreements, FS Multi-Alternative Advisor extended the terms of the Letter Agreement through the fiscal quarters ended April 30, 2019, July 31, 2019, October 31, 2019 and January 31, 2020.

The Fund’s investment sub-advisory agreements with each Sub-Adviser (the “Investment Sub-Advisory Agreements”) provide that each Sub-Adviser receives a portfolio management fee with respect to the assets that it manages, which is generally paid by FS Multi-Alternative Advisor out of the Management Fee. FS Multi-Alternative Advisor has paid, and currently intends to pay, each Sub-Adviser the portfolio management fees to which they are entitled pursuant to the Investment Sub-Advisory Agreements during any period in which FS Multi-Alternative Advisor is waiving the Management Fee pursuant to the Letter Agreement.

Pursuant to an amended and restated administration agreement (the “Administration Agreement”), dated as of July 26, 2019, by and between the Fund and FS Multi-Alternative Advisor, the Fund reimburses FS Multi-Alternative Advisor and the Sub-Advisers, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and the Sub-Advisers providing administrative services to the Fund on behalf of FS Multi-Alternative Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Multi-Alternative Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Multi-Alternative Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Multi-Alternative Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods.

The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Multi-Alternative Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to FS Multi-Alternative Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Multi-Alternative Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Multi-Alternative Advisor.

Reimbursements of administrative expenses to FS Multi-Alternative Advisor are subject to the Expense Limitation (defined below), and the Sub-Advisers may defer certain amounts owed to them for administrative expenses during periods in which FS Multi-Alternative Advisor is waiving expenses or making payments pursuant to the Expense Limitation Agreement. Reimbursement of administrative expenses by the Fund is ultimately subject to the limitations contained in the Expense Limitation Agreement.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

FS Multi-Alternative Advisor may be reimbursed for the administrative services performed by it on behalf of the Fund. In addition, the Sub-Advisers may be reimbursed for certain operating and administration expenses that they incur on behalf of the Fund (“Sub-Adviser Expenses”), subject to certain limitations. To the extent such expenses are “ordinary operating expenses,” such amounts are included in, and are not in addition to, the Fund’s Expense Limitation (defined below). Under the Administration Agreement, the reimbursement of administrative expenses is subject to certain limitations, including that (1) such costs are reasonably allocated by FS Multi-Alternative Advisor to the Fund on the basis of assets, revenues, time allocations and/or other methods; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Multi-Alternative Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Multi-Alternative Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Multi-Alternative Advisor or the Sub-Advisers, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.

Pursuant to the Letter Agreement, FS Multi-Alternative Advisor also agreed, for the fiscal quarter ended January 31, 2019, to assume all of the Fund’s “ordinary operating expenses” (or to cause its affiliates to assume such expenses). By subsequent letter agreements, FS Multi-Alternative Advisor extended the terms of the Letter Agreement through the fiscal quarters ended April 30, 2019, July 31, 2019, October 31, 2019 and January 31, 2020.

FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, has agreed to assume the Fund’s organization and offering costs and will not seek reimbursement of such costs.

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the year ended October 31, 2019:

Related Party	Source Agreement	Description	Net Amount
FS Multi-Alternative Advisor	Investment Advisory Agreement	Management Fee(1)	—
FS Multi-Alternative Advisor	Administration Agreement	Administrative Services Expenses(2)	—

(1)FS Multi-Alternative Advisor agreed for the fiscal quarters ended January 31, 2019, April 30, 2019, July 31, 2019 and October 31, 2019, to waive the entire amount of the management fee to which it was entitled under the Investment Advisory Agreement so that the fee received equaled 0.00% of the Fund’s average daily gross assets. The management fee amount shown in the table above is net of the management fee waiver of $643. During the year ended October 31, 2019, no management fees were paid to FS Multi-Alternative Advisor. As of October 31, 2019, no management fees were payable to FS Multi-Alternative Advisor.

(2)During the year ended October 31, 2019, FS Multi-Alternative Advisor agreed to assume all of the Fund’s ordinary operating expenses (or to cause its affiliates to assume such expenses).

Capital Contributions by FS Investments

In May 2018, pursuant to a private placement, Michael C. Forman, a principal of FS Multi-Alternative Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share.

In September 2018, pursuant to private placements, FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, purchased $31,320 of Class I Shares and $20 of each of Class A Shares, Class L Shares, Class M Shares and Class T Shares. In March 2019, April 2019 and June 2019, pursuant to private placements, FS Investments (or its affiliates) purchased $800 of Class I Shares, $40 of Class I Shares and $6,800 of Class A Shares, respectively. In September 2019 and November 2019, an affiliate of FS Investments purchased $200 and $615, respectively, of Class I Shares in the Fund’s public offering. As of October 31, 2019, individuals and entities affiliated with FS Multi-Alternative Advisor held 3,136,220 Shares valued at approximately $39,727 based on the respective NAV per Share on such date. As a result, FS Investments and its affiliates may own a significant percentage of the Fund’s outstanding Shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for Shares in the Fund’s continuous public offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases Shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that FS Investments will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Expense Limitation Agreement

Pursuant to the amended and restated expense limitation agreement (the “Expense Limitation Agreement”), dated as of July 26, 2019, by and between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of FS Multi-Alternative Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Multi-Alternative Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Multi-Alternative Advisor reimbursed or waived the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Multi-Alternative Advisor. The Expense Limitation Agreement may not be terminated by FS Multi-Alternative Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses, as described in the Expense Limitation Agreement. As described above, to the extent that any Sub-Adviser Expenses are “ordinary operating expenses,” such amounts are included in, and are not in addition to, the Expense Limitation.

Pursuant to the Letter Agreement, FS Multi-Alternative Advisor agreed for the fiscal quarters ending January 31, 2019, April 30, 2019, July 31, 2019 and October 31, 2019 to, among other things, assume all of the Fund’s “ordinary operating expenses” (as defined above) (or to cause its affiliates to assume such expenses).

The specific amount of expenses waivable and/or payable by FS Multi-Alternative Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Multi-Alternative Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.

During the year ended October 31, 2019, the Fund accrued $748 of expense reimbursements that FS Investments has agreed to pay.

Note 5. Distributions

During the year ended October 31, 2019, the Fund declared and paid gross distributions in the amount of $0.5031875 (as adjusted for the applicable share class expenses) per share in the total amount of $1,378. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of distributions on a tax basis that the Fund paid on its common shares during the year ended October 31, 2019:

	Year Ended October 31, 2019
Source of Distribution	Distribution Amount	Percentage
Net investment income(1)	$1,378	100%
Short-term capital gains proceeds from the sale of assets	—	—
Return of capital	—	—
Total	$1,378	100%

(1)The Fund’s net investment income on a tax basis for the year ended October 31, 2019 and for the period from September 27, 2018 (Commencement of Operations) to October 31, 2018 was $2,182 and $56, respectively. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the calendar year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended October 31, 2019, the Fund increased accumulated earnings (deficit) by $14 and decreased capital in excess of par value by $14. This reclassification, resulting from nondeductible excise taxes, has no impact on the net assets of the Fund.

As of October 31, 2019, the components of accumulated earnings (loss) on a tax basis were as follows:

Distributable ordinary income	$860
Accumulated capital losses(1)	(290)
Net unrealized appreciation (depreciation)	(174)
Total	$396

(1)Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. As of October 31, 2019, the Fund had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $245 and $45, respectively.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $45,861 as of October 31, 2019. Aggregate net unrealized appreciation (depreciation) on investments on a tax basis was $(174), which was comprised of gross unrealized appreciation of $997 and gross unrealized depreciation of $1,171, as of October 31, 2019.

Note 6. Financial Instruments

The Fund trades in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options, among others, and involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency exchange contracts and cross-currency swaps to gain or reduce exposure to foreign currencies and futures contracts and/or interest rate swaps to gain or reduce exposure to fluctuations in interest rates.

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.

Cross-currency swaps are contracts in which cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate. Periodic payments are made between the parties based on benchmark rates plus a spread, if applicable, in the two currencies.

Each cross-currency swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of cross-currency swaps contains the risk that the value of a cross-currency swap changes unfavorably due to movements in the value of the referenced foreign currencies, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.

A futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. The Fund invests in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge interest rate risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost In addition, the Fund takes long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk.

Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Cash deposited as initial margin receivable is shown as collateral held at the broker in the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as receivable (or payable) for variation margin on open futures in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Risks of entering into futures contracts include interest rate risk and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of October 31, 2019 was as follows:

	Fair Value
	Asset Derivative		Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	$38	(1)	$19	(2)
Cross-currency swaps	$42	(3)	—
Interest Rate Risk
Interest rate swaps	$ 3	(3)	—
Interest rate futures	$ 9	(4)	—

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities, and located as follows:

(1)Unrealized appreciation on forward foreign currency exchange contracts.

(2)Unrealized depreciation on forward foreign currency exchange contracts.

(3)Unrealized appreciation on swap contracts.

(4)Receivable for variation margin on futures contracts.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of October 31, 2019:

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Goldman Sachs & Co. LLC	$ 3	—	—	—	$ 3
JPMorgan Chase Bank, N.A.	$53	$15	—	—	$38
State Street Bank and Trust Company	$27	$ 4	—	—	$23

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
JPMorgan Chase Bank, N.A	$15	$15	—	—	—
State Street Bank and Trust Company	$ 4	$ 4	—	—	—

(1)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)Net amount of derivative assets represents the net amount due from the counterparty to the Fund.

(3)Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s statement of operations by risk exposure for the year ended October 31, 2019 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$77	(1)	$(39	)(2)
Cross-currency swaps	$(33	)(3)	$42	(4)
Interest Rate Risk
Interest rate swaps	$11	(3)	$4	(4)
Interest rate futures	$(83	)(5)	$12	(6)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:

(1)Net realized gain (loss) on forward foreign currency exchange contracts.

(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)Net realized gain (loss) on swap contracts.

(4)Net change in unrealized appreciation (depreciation) on swap contracts.

(5)Net realized gain (loss) on futures contracts.

(6)Net change in unrealized appreciation (depreciation) on futures contracts.

The average notional amounts of forward foreign currency exchange contracts, long futures contracts, short futures contracts, cross-currency swaps and interest rate swaps outstanding during the year ended October 31, 2019, which are indicative of the volumes of these derivative types, were $3,991, $216, $880, $2,520 and $721, respectively.

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of October 31, 2019:

	Amortized Cost (Proceeds)(1)	Fair Value	Percentage of Portfolio
Real Estate Funds	$13,610	$13,952	31%
Senior Secured Loans—First Lien	9,273	8,734	19%
Senior Secured Loans—Second Lien	1,692	1,474	3%
Senior Secured Bonds	5,703	5,633	12%
Unsecured Bonds	9,180	9,355	21%
CLO / Structured Credit	5,745	5,594	12%
Emerging Markets Debt	264	272	1%
Common Equity	77	60	0%
Short-Term Investments	565	565	1%
Total	$46,109	$45,639	100%
Investments Sold Short	$ (88)	$ (86)

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The following is the strategy and liquidity terms of the investments that are measured at estimated NAV per share as a practical expedient. As of October 31, 2019, there were unfunded commitments of $2,700.

Real Estate Funds	Investment Strategy	Fair Value	Redemption Notice Period for Quarterly Redemptions	Redemption Restrictions Terms
Blackstone Property Partners	Open-end core-plus fund that acquires large, high quality, substantially stabilized assets targeting industrial, multifamily, office, and retail assets focusing on gateway cities in the U.S. and Canada.	$4,086	No later than 90 calendar days prior to the last day of the calendar quarter	New investors have their capital locked up through two years and a quarter after the date the limited partner’s units were issued.
Brookfield Premier Real Estate Partners	Open-end core-plus fund that acquires a high-quality, diverse portfolio offering stable and predictable cash flows, targeting Class A office, multifamily, industrial and retail assets across the U.S. but predominantly situated in supply-constrained markets with the potential for long-term value appreciation.	2,179	No later than 90 calendar days prior to the last day of the calendar quarter

New investors have their capital locked up through two years and a quarter after the date the limited partner’s units were issued. No partial redemption request will be permitted if the aggregate NAV of the units to be redeemed would be less than $100 million.

CBRE U.S. Core Partners, LP

Open-end commercial real estate investment vehicle with a focused, well-defined investment objective to construct a high-quality income-producing portfolio diversified by product type and location. The portfolio is expected to provide a stable income-driven rate of return over the long term with the potential for growth of income and asset appreciation. The investment approach is to enhance returns by actively managing the portfolio through cycles, including tactical adjustments of property type weightings, geographic concentrations and portfolio leverage, within a robust risk management framework.

		2,156	No later than 60 calendar days prior to the last day of the calendar quarter	No partial redemption request will be permitted if the aggregate NAV of the units to be redeemed would be less than $1 million.
Clarion Lion Properties Fund	Open-end core real estate fund with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. to provide a strong income return with potential for long-term capital appreciation.	4,173	No later than 90 calendar days prior to the last day of the calendar quarter	None.
RREEF Core Plus Industrial Fund	Open-end commingled fund seeking to invest in a geographically-diversified portfolio of industrial real estate across the US. The fund consists predominantly of large-bay, single tenant, bulk distribution warehouses that provide stable cash flows and predictability, as well as a smaller exposure to smaller-bay, multi-tenant fulfillment properties and ground-up developments that provide value-add optionality and upside.	1,358	No later than 2 months prior to the last day of the fiscal quarter

New investors have their capital locked up through two years and two months after the date the limited partner’s units were issued. If the fund is unable to fully satisfy all redemption requests, partial redemptions may be made on a pro-rata basis in proportion to the total number of units held by each Limited Partner that has formally submitted a redemption request, regardless of when the requests were received.

		$13,952

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of October 31, 2019, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

The Fund’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit or revolving credit facilities, or other investments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of October 31, 2019:

Industry classification	Fair Value	Percentage of Portfolio
Real Estate	$13,963	31%
USD CLO	2,859	6%
EUR CLO	2,486	5%
Retail	2,327	5%
Telecommunications	2,209	5%
Oil & Gas	1,769	4%
Computers	1,574	3%
Chemicals	1,382	3%
Software	1,374	3%
Media Entertainment	1,108	2%
Healthcare-Services	939	2%
Municipal	806	2%
Miscellaneous Manufacturer	762	2%
Pharmaceuticals	738	2%
Aerospace/Defense	697	2%
Short-Term Investments	565	1%
Other	10,081	22%
Total	$45,639	100%

Purchases and sales of securities during the year ended October 31, 2019, other than short-term securities and U.S. government obligations, were $43,138 and $25,813, respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

As of October 31, 2019, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$8,734	—	$8,734
Senior Secured Loans—Second Lien	—	1,474	—	1,474
Senior Secured Bonds	—	5,633	—	5,633
Unsecured Bonds	—	9,355	—	9,355
CLO / Structured Credit	—	5,594	—	5,594
Emerging Markets Debt	—	272	—	272
Common Equity	27	33	—	60
Short-Term Investments	—	565	—	565
Subtotal	27	31,660	—	31,687
Real Estate Funds	—	—	—	13,952
Total Investments	27	31,660	—	45,639
Forward Foreign Currency Exchange Contracts	—	38	—	38
Futures Contracts	9	—	—	9
Interest Rate Swaps	—	3	—	3
Cross-Currency Swaps	—	42	—	42
Total Assets	$9	$ 83	—	$ 92

Liability Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Exchange Contracts	—	$ (19)	—	$ (19)
U.S. Treasury Sold Short	—	(86)	—	(86)
Total Liabilities	—	$ (105)	—	$ (105)

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments daily by using the mid-point of the prevailing bid and ask prices from dealers, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments and futures that are traded on an active public market are valued daily at their closing price. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments where prices from dealers are not available are valued using broker quotes. Debt investments for which broker quotes are not available would be valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. In accordance with ASC 820, private real estate funds are measured at estimated NAV as a practical expedient and are not included in the fair value hierarchy.

The Fund periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation policy.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements

The following table presents summary information with respect to the Fund’s financing arrangements as of October 31, 2019:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available		Maturity Date
BNP Facility	Revolving Prime Brokerage	L+1.00%	$3,993	$ 2,340	(1)	April 27, 2020(2)
Société Générale Facility	Revolving Prime Brokerage	L+2.15% to L+2.25%(3)	1,300	8,700		June 17, 2022
Total			$5,293	$11,040

(1)The amount available under the BNP Facility is calculated based on the value of the pledged collateral, rather than BNP Paribas’ commitment. As explained below, the Fund may borrow amounts in excess of BNP Paribas’ commitment, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for additional borrowings.

(2)As described below, the BNP Facility generally is terminable upon 179 days’ notice by either party. As of October 31, 2019, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

(3)Prior to March 17, 2020, the spread over LIBOR is determined based on satisfaction of certain minimum asset liquidity requirements, thereafter, the spread over LIBOR is 2.25%.

BNP Facility

On October 9, 2018, the Fund’s wholly owned subsidiary, FS Multi Alternative Credit LLC (“Alternative Credit”), entered into a committed facility arrangement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings on a committed basis up to a maximum amount equal to the average outstanding balance over the past ten business days or, if fewer, the number of business days since closing. The Fund may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings. Borrowings are available in U.S. Dollars (“USD”), Canadian Dollars (“CAD”), Euro (“EUR”), British Pounds (“GBP”), Swiss Francs (“CHF”), Australian Dollars (“AUD”), Japanese Yen (“JPY”), Swedish Krona (“SEK”), and Danish Krone (“DKK”). Borrowings under the BNP Facility accrue interest at a rate equal to the London Interbank Offered Rate (“LIBOR”) for a one-month interest period plus 1.00% per annum on USD borrowings, the Canadian Dollar Offered Rate (“CDOR”) for a one-month interest period plus 1.00% per annum on CAD borrowings, the British Pound Sterling London Interbank Offered Rate (“GBP LIBOR”) for a one-month interest period plus 1.00% per annum on GBP borrowings, the Swiss Franc London Interbank Offered Rate (“CHF LIBOR”) for a one-month interest period plus 1.00% per annum on CHF borrowings, the Bank Bill Swap Reference Rate (“BBSW”) for a one-month interest period plus 1.00% per annum on AUD borrowings, the Japanese Yen London Interbank Offered Rate (“JPY LIBOR”) for a one-month interest period plus 1.00% per annum on JPY borrowings, the Stockholm Interbank Offered Rate (“STIBOR”) for a one-month interest period plus 1.00% per annum on SEK borrowings, or the Copenhagen Interbank Offered Rate (“CIBOR”) for a one-month interest period plus 1.00% per annum on DKK borrowings. Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. Alternative Credit may terminate the facility upon 179 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide Alternative Credit with 179 days’ notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay Alternative Credit a fee equal to 1.00% of the maximum amount of financing available on the termination date.

In connection with the BNP Facility, Alternative Credit has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP Facility agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund or Alternative Credit; (b) any change in BNP Paribas’ interpretation of applicable law that, in the reasonable opinion of counsel to BNP Paribas, has the effect of impeding or prohibiting the BNP Facility; (c) certain events of insolvency or bankruptcy by the Fund or Alternative Credit; (d) specified material reductions in the Fund or Alternative Credit’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the Investment Advisory Agreement or if FS Multi-Alternative Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP Paribas.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

The carrying amount outstanding under the BNP Facility approximates its fair value. For the year ended October 31, 2019, the total interest expense for the BNP Facility was $98.

For the year ended October 31, 2019, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:

Cash paid for interest expense(1)	—
Average borrowings	$3,262
Effective interest rate on borrowings at October 31, 2019	2.63%
Weighted average interest rate	3.30%

(1)Interest under the BNP Facility is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing.

Under the terms of the BNP Facility, BNP Paribas has the ability to borrow a portion of the pledged collateral (collectively, the “rehypothecated securities”), subject to certain limits, in exchange for paying to Alternative Credit a fee equal to 70% of the difference between the fair market rate (as determined by BNP Paribas) and the overnight Fed Funds rate. Alternative Credit may, in its sole discretion for any valid business reason, designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there remain securities eligible to be rehypothecated within the segregated custody account in an amount equal to the outstanding borrowings owed by Alternative Credit to BNP Paribas. The Fund may recall any rehypothecated security at any time and BNP Paribas must return such security or an equivalent security within a commercially reasonable period. In the event BNP Paribas does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such rehypothecated securities against any outstanding borrowings owed to BNP Paribas under the facility. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Alternative Credit under the BNP Facility, BNP Paribas may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Alternative Credit will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities. For the year ended October 31, 2019, Alternative Credit did not receive any fees from BNP Paribas for securities that had been rehypothecated pursuant to the BNP Facility. As of October 31, 2019, there were no securities rehypothecated by BNP Paribas.

Société Générale Facility

On June 17, 2019, the Fund’s wholly owned subsidiary, FS Multi Private Credit LLC (“Private Credit”), entered into a revolving credit facility (the “Société Générale Facility”), pursuant to a Credit Agreement with Société Générale as agent and lender. The Société Générale Facility provides for borrowings on a committed basis in an aggregate principal amount up to $10,000, which amount may be increased from time to time upon mutual agreement by Société Générale, Private Credit and the Fund. Advances outstanding under the Société Générale Facility bear interest at a rate equal to three-month LIBOR plus a spread of either (i) prior to March 27, 2020, if certain minimum asset liquidity requirements are satisfied, 2.15% or (ii) otherwise, 2.25%. Private Credit also pays a commitment fee on the average daily undrawn amount equal to either (i) so long as at least 80% or more of the facility amount is utilized, 0.25% per annum or (ii) if less than 80% of the facility amount is utilized, 0.75% per annum. Interest and fees under the Société Générale Facility are payable quarterly in arrears or may be capitalized on the principal balance as additional cash borrowing. Any amounts borrowed under the Société Générale Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on June 17, 2022.

In connection with the Société Générale Facility, Private Credit has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Société Générale Facility contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of Private Credit or the Fund; (iii) a change of control of Private Credit; and (iv) a change of management of the Fund. In addition, Private Credit is required to maintain a minimum advance rate and a minimum loan to value ratio. The Fund is required to maintain a minimum asset coverage ratio of at least 300%, and the Fund’s NAV may not decline below certain percentage thresholds on a monthly or annual basis. Upon the occurrence and during the continuation of an event of default, Société Générale may declare the outstanding advances and all other obligations under the Société Générale Facility immediately due and payable.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

Private Credit’s obligations to Société Générale under the Société Générale Facility are secured by a first-priority security interest in substantially all of the assets of Private Credit, including its portfolio of assets. In connection with the Société Générale Facility, the Fund entered into a Guarantee, pursuant to which the Fund agreed to guaranty Private Credit’s obligations under the Société Générale Facility.

The Fund incurred costs in the amount of $40, in connection with obtaining the Société Générale Facility, which the Fund has recorded in other assets, on its consolidated balance sheet and amortizes to interest expense over the life of the facility.

The carrying amount outstanding under the Société Générale Facility approximates its fair value. For the year ended October 31, 2019, the total interest expense for the Société Générale Facility was $25.

For the year ended October 31, 2019, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Société Générale Facility were as follows:

Cash paid for interest expense(1)	—
Average borrowings	$1,287
Effective interest rate on borrowings at October 31, 2019	4.21%
Weighted average interest rate(2)	5.21%

(1)Interest under the Société Générale Facility is payable quarterly in arrears or may be capitalized on the principal balance as additional cash borrowing.

(2)The weighted average interest rate presented is annualized.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Multi-Alternative Advisor and the Sub-Advisers believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

REIT and Real Estate Risk: Investing in companies that invest in real estate exposes the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. Real estate investment trusts (“REITs”) are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and other real estate investment vehicles, such as ETFs, index funds, closed-end funds, mutual funds and unregistered investment funds (together with REITs, “Real Estate Investment Vehicles”), involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

Real Estate Investment Vehicles are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. When the Fund invests in Real Estate Investment Vehicles, it will bear its proportionate share of the costs of the Real Estate Investment Vehicles’ operations. Real Estate Investment Vehicles are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. Real Estate Investment Vehicles also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because Real Estate Investment Vehicles typically are invested in a limited number of projects or in a particular market segment, these

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Collateralized Loan Obligation (“CLO”) Securities Risk: The Fund will invest in CLO securities issued by CLOs that principally invest in senior loans (typically, 80% or more of their assets), diversified by industry and borrower. It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) subordinated loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in senior loans. Holders of such securities are subject to a number of risks, including the credit, liquidity, counterparty and other market and asset specific risks.

CLO securities are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLO securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed above, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs. The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Multi-Alternative Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Multi-Alternative Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Multi-Alternative Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Multi-Alternative Advisor, the Sub-Advisers and their respective affiliates (including FS Investments) resulting from the expense limitation agreement.

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	58	April 2018	Chairman	Chairman and Chief Executive Officer of FS Investments	10

FS Series Trust (since 2016); FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc. (since 2016); FS Energy Total Return Fund (since 2016); FS Global Credit Opportunities Fund (since 2013 and including its affiliated feeder funds); FS KKR Capital Corp. II (formerly FS Investment Corporation II) (since 2011); FS Energy and Power Fund (since 2010); and FS KKR Capital Corp. (since 2007)

David J. Adelman(2)	47	August 2018	Vice-Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and President and Chief Executive Officer of Campus Apartments, Inc. (since 1997)	3	FS Credit Real Estate Income Trust, Inc. (since 2018); FS Series Trust (since 2017); and FS Energy Total Return Fund (since 2017)
Independent Trustees
Holly E. Flanagan	48	August 2018	Trustee	Managing Director of Gabriel Investments (since 2013)	3	FS Credit Income Fund (since 2017); and FS Energy Total Return Fund (since 2017)
Brian R. Ford	71	August 2018	Trustee	Partner of Ernst & Young LLP (1971–2008)	3

FS KKR Capital Corp. (since 2018); FS KKR Capital Corp. II (formerly known as FS Investment Corporation II) (since 2018); FS Credit Income Fund (since 2017); FS Energy Total Return Fund (since 2016); and Clearway Energy Inc. (formerly NRG Yield, Inc.) (since 2013)

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel J. Hilferty, III	63	March 2019	Trustee	Chief Executive Officer of Independence Health Group (since 2010)	3	FS Credit Income Fund (since 2019); FS Energy Total Return Fund (since 2019); and Aqua America, Inc. (since 2017)

*The “Fund Complex” consists of the Fund, FS Series Trust, FS Credit Income Fund, FS Energy Total Return Fund and FS Global Credit Opportunities Fund (and its affiliated feeder funds).

(1)Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Multi-Alternative Advisor.

(2)Mr. Adelman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Multi-Alternative Advisor.

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	58	Chairman, Chief Executive Officer & President	Since 2018	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	57	Chief Financial Officer & Treasurer	Since 2018

Chief Financial Officer, FS Energy and Power Fund, FS Energy Total Return Fund, FS Credit Income Fund, FS Global Credit Opportunities Fund and its affiliated feeder funds, FS Credit Real Estate Income Trust, Inc.

Stephen S. Sypherd	42	General Counsel & Secretary	Since 2018	General Counsel, FS Investments
James F. Volk	57	Chief Compliance Officer	Since 2018

Managing Director, Fund Compliance, FS Investments; and Chief Compliance Officer, Chief Accounting Officer and Head of Traditional Fund Operations at SEI’s Investment Manager Services market unit (1996–2014)

Statement of Additional Information

The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on FS Investments’ website at www.fsinvestments.com.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports (and its predecessor form, Form N-Q) are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Multi-Alternative Advisor, the Fund’s investment adviser. In addition, FS Multi-Alternative Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to KKR Credit, an investment sub-adviser to the Fund, and the GoldenTree Sub-Adviser, an investment sub-adviser to the Fund, with respect to the allocated portion of the Fund’s assets managed by each such sub-adviser. Shareholders may obtain a copy of the proxy voting policies and procedures of FS Multi-Alternative Advisor, KKR Credit and the GoldenTree Sub-Adviser upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how FS Multi-Alternative Advisor, KKR Credit and the GoldenTree Sub-Adviser voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Board of Trustees’ Considerations in Approving the Investment Advisory Agreement and Investment Sub-Advisory Agreements

At a meeting of the Board held on September 11, 2018 (the “Organizational Meeting”), the Board, including a majority of those trustees of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) (the “Independent Trustees”) of the Fund, FS Multi-Alternative Advisor (the “Adviser”), the GoldenTree Sub-Adviser, KKR Credit and StepStone (StepStone together with the GoldenTree Sub-Adviser and KKR Credit, the “Sub-Advisers”), considered and approved: (1) the Fund’s investment advisory agreement (“Initial Investment Advisory Agreement”) between the Fund and the Adviser; (2) the investment sub-advisory agreement among the Fund, the Adviser and the GoldenTree Sub-Adviser; (3) the investment sub-advisory agreement among the Fund, the Adviser and KKR Credit; and (4) the investment sub-advisory agreement among the Fund, the Adviser and StepStone (each, an “Initial Sub-Advisory Agreement”). At a subsequent meeting of the Board held on July 26, 2019 (the “July Meeting” and together with the Organizational Meeting, the “Meetings”), the Board, including a majority of the Independent Trustees of the Fund considered and approved amendments to the Initial Investment Advisory Agreement (the “Amended Investment Advisory Agreement” and together with the Initial Investment Advisory Agreement, the “Investment Advisory Agreement”) and amendments to the Initial Sub-Advisory Agreements (each, an “Amended Sub-Advisory Agreement” and together with the Initial Sub-Advisory Agreement, each a “Sub-Advisory Agreement”). The Investment Advisory Agreement and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements.” During the Organizational Meeting, representatives of the Adviser reviewed the significant provisions in each of the Advisory Agreements. During the July Meeting, representatives of the Adviser reviewed the proposed changes as reflected in the Amended Investment Advisory Agreement and Amended Sub-Advisory Agreements, which primarily resulted from discussions between management and the staff of the SEC related to the Fund’s initial registration.

In connection with its consideration of the Advisory Agreements at the Meetings, the Board considered information provided by the Adviser and the Sub-Advisers specifically in relation to the consideration of the initial approval of the Advisory Agreements in response to requests from the Independent Trustees and their independent legal counsel. The Board considered a range of materials and information regarding the nature, extent and quality of services to be provided by the Adviser and the Sub-Advisers; the investment performance of similar investment strategies managed by the Adviser and the Sub-Advisers (or their affiliates), as applicable; the anticipated fees and expenses of the Fund compared to those of other registered investment companies that the Adviser believed were relatively comparable to the Fund in terms of structure, investment objectives, portfolio mix and/or other similar criteria; the possibility of economies of scale that could be passed on to the Fund; and the anticipated profitability of the Adviser and the Sub-Advisers, to the extent provided, related to their proposed services to the Fund. The Board also considered information related to potential ancillary benefits that may be enjoyed by the Adviser and each Sub-Adviser (and their affiliates) as a result of their relationship with the Fund.

In addition to evaluating, among other things, the written information provided by the Adviser and the Sub-Advisers, the Board also considered the presentations from the Adviser and each Sub-Adviser on the services proposed to be provided to the Fund and, at the July Meeting, the changes to each Advisory Agreement, and the answers to questions posed by the Board to representatives of the Adviser and each Sub-Adviser. The Independent Trustees also met separately in an executive session at both Meetings with their independent legal counsel to review and consider the information provided regarding the Advisory Agreements.

Based on their review, the Board and the Independent Trustees determined to approve each of the Advisory Agreements at both Meetings. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services to be provided by the Adviser and the Sub-Advisers, the Board reviewed information describing the financial strength, experience, resources, compliance programs, and key personnel of the Adviser and Sub-Advisers (and their affiliates), including the personnel who would provide investment management services to the Fund. With respect to the Adviser, the Board recognized the significant anticipated investment of time, capital and human resources to be provided by the Adviser and its affiliates and the Adviser’s proposed role in, among other things, setting investment guidelines for the Fund’s portfolio and determining the composition and allocation of the Fund’s portfolio, the nature and timing of changes to the portfolio and the manner of implementing such changes.

In addition to evaluating, among other things, the written information provided by the Adviser and each Sub-Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser and each Sub-Adviser, including questions relating to the KKR and GTAM exclusivity and termination provisions, as well as the KKR minimum allocation and GoldenTree minimum allocation provisions and the changes to such provisions in light of the SEC’s comments. With regard to the KKR and GTAM exclusivity and termination provisions, the Board took into account the commercial context and particular investment opportunities made available through the combination of the Adviser and KKR Credit and GTAM. The Board considered that the Fund was being designed with KKR’s private credit investment allocation as one of the staples of the Fund’s investments and acknowledged the importance of KKR to the strategy of the Fund. In addition, the Board noted the Adviser’s explanation that the Advisory Agreement and the Sub-Advisory Agreement with KKR would be akin to a co-investment management arrangement where one agreement was contingent on the other. With regard to the minimum allocation provisions, the Board took into account the fact that the interval fund product offering was specifically conceived as a vehicle to provide investors with access to investment opportunities in each of the three initial alternative income investment strategies (real estate, private credit and multi-sector credit) and that it was understood that the Adviser’s intention and plan was to build the allocated portions of the Fund in a manner that was consistent with the minimum allocation provisions. The Board also specifically considered the Fund’s ability to terminate each Advisory Agreement at the direction of the Board.

The Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services to be provided to the Fund by the Adviser and each Sub-Adviser, the expertise and capabilities of the Adviser’s and the Sub-Advisers’ personnel, the Adviser’s anticipated collaboration with and oversight of the Sub-Advisers and the Sub-Advisers’ (or their affiliates’, as applicable) financial strength and proposed efforts to develop and allocate resources necessary to manage the Fund’s portfolio.

Review of Investment Performance of Affiliates

The Board and the Independent Trustees noted that, because the Fund is new, it had no investment performance to consider as of the Organizational Meeting and limited investment performance to consider as of the July Meeting. The Board reviewed the experience of the Adviser’s and Sub-Advisers’ personnel including the experience of the Adviser’s personnel in managing continuously-offered closed-end funds and other types of funds within the framework of the 1940 Act. In addition, the Board reviewed performance of similar accounts managed by the Adviser and Sub-Advisers to the extent available. The Board and the Independent Trustees determined that they were generally satisfied with the investment experience of the personnel of the Adviser and the Sub-Advisers.

Costs of Services to be Provided and Anticipated Profits

The Board then considered the Adviser’s and Sub-Adviser’s proposed management fees and a projected net expense ratio of the Fund (as a percentage of average net assets) for its first year of operations. The Board also considered the Adviser’s management fee and net expense ratios as compared to a group of investment companies that the Adviser believed to be relatively comparable to the Fund (the “Comparable Companies”). The Board acknowledged the Adviser’s and its affiliates’ proposed financial support of the Fund through the provision of fee waivers, expense reimbursements, and additional support payments pursuant to an expense limitation agreement by and between the Fund and the Adviser. With respect to the Fund’s net expense ratios, the Board considered the expense ratios compared to the Comparable Companies and the Adviser’s explanation as to the comparability of the expenses.

The Board then reviewed the estimated profitability information provided by the Adviser and the Sub-Advisers and their methodology for determining profitability, to the extent provided. The profitability data included detail on projections related to capital raise and overall anticipated future profitability of the relationship between the Fund and the Adviser.

The Board determined that, based on the information reviewed, the Adviser’s management fees are reasonable in relation to the services to be rendered and within the range of what would have been negotiated at arm’s length in similar circumstances. With respect to the approval of each Sub-Advisory Agreement, the Board determined that it was satisfied with the level of fees to be paid by the Adviser to each Sub-Adviser given the quality and extent of services to be provided and that the Sub-Advisers’ fees are reasonable in relation to the services to be rendered.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered the fact that the Fund is new and that such economies may be less likely to be significant given the Fund’s structure and business model.

Other Benefits

The Board considered other benefits that may accrue to the Adviser, the Sub-Advisers and their affiliates from their relationships with the Fund, including that the Adviser and the Sub-Advisers may potentially benefit from their relationship with the Fund in the sense that the success of the Fund could attract other business to the Adviser and the Sub-Advisers.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Investment Advisory Agreement and Sub-Advisory Agreements were fair and reasonable and determined to approve each for an initial two year period.

www.fsinvestments.comAR19-MAI

© 2019 FS InvestmentsQE DE19

Item 2.Code of Ethics.

(a)On June 19, 2019, the Fund’s board of trustees (the “Board”) adopted an amended Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) that applies to all officers, trustees, directors and employees of the Fund and FS Multi-Alternative Advisor, LLC (“FS Multi-Alternative Advisor”), the investment adviser to the Fund, including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)Not applicable.

(c)On June 19, 2019, the Board approved the Code of Ethics, which was amended to eliminate the periodic open window period concept in connection with the purchase and sale of Fund shares by access persons and replace it with the right to impose temporary event-driven blackout periods in situations when Fund management believes access persons could be in possession of material non-public information. A copy of the Code of Ethics is included herein as exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page of FS Investments’ website at www.fsinvestments.com.

(d)During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Fund did not grant any waivers, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)Not applicable.

(f)A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3.Audit Committee Financial Expert.

(a)(1)The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)The Board has determined that Brian R. Ford is an “audit committee financial expert” and is “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)Not applicable.

Item 4.Principal Accountant Fees and Services.

(a)Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2019 and 2018 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $85,000 and $67,500, respectively.

(b)Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2019 and 2018 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $10,000 and $0, respectively. Audit-related fees for the fiscal years ended October 31, 2019 represent fees billed for services provided in connection with our N-2 filings.

(c)Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2019 and 2018 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $23,200 and $15,000, respectively. Tax fees for the fiscal years ended October 31, 2019 and 2018 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns.

(d)All Other Fees. No fees were billed to the Fund for the fiscal years ended October 31, 2019 and 2018 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)Audit Committee Pre-Approval Policies and Procedures.

(1)The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Multi-Alternative Advisor and any entity controlling, controlled by or under common control with FS Multi-Alternative Advisor that provides ongoing services to the Fund for the fiscal years ended October 31, 2019 and 2018 were $33,200 and $15,000, respectively.

(h)Not applicable.

Item 5.Audit Committee of Listed Registrants.

(a)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.Investments.

(a)The Fund’s consolidated schedule of investments as of October 31, 2019 is included as part of the Annual Report included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7.Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to FS Multi-Alternative Advisor, pursuant to the proxy voting policies and procedures of FS Multi-Alternative Advisor. In addition, FS Multi-Alternative Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to KKR Credit Advisors (US) LLC (“KKR Credit”), an investment sub-adviser to the Fund, and GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Adviser”), an investment sub-adviser to the Fund, with respect to the allocated portion of the Fund’s assets managed by each such sub-adviser. FS Multi-Alternative Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(5). The proxy voting policies and procedures of KKR Credit and the GoldenTree Sub-Adviser are described below.

Proxy Policies of KKR Credit

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act”), KKR Credit has a fiduciary duty to act in the best interests of its clients and will vote proxies relating to the allocated portion of the Fund’s assets that it manages in a manner that it believes, in its discretion, to be in the best interest of the Fund’s shareholders. These policies and procedures for voting proxies for the investment advisory clients of KKR Credit are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

KKR Credit has engaged Institutional Shareholder Services, Inc. (“ISS”) to provide KKR Credit with its independent analysis and recommendation with respect to generally all proxy proposals voted on behalf of its clients, with respect to both U.S. and non-U.S. securities of publicly traded companies. KKR Credit utilizes ISS to assist with its proxy voting; however, KKR Credit retains ultimate voting discretion with respect to its clients. KKR Credit may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its clients. In each instance where KKR Credit votes contrary to the ISS recommendation, KKR Credit’s legal/compliance group, in conjunction with the KKR Credit investment analyst who provides coverage for the relevant issuer, will document the basis for its contrary voting decision. KKR Credit may choose not to vote proxies in certain situations. If KKR Credit becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the KKR Credit Conflicts Committee will be notified to provide guidance as to the conflict. If such a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS.

Shareholders may obtain information regarding how KKR Credit votes proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Proxy Policies of the GoldenTree Sub-Adviser

As an investment adviser registered under the Advisers Act, the GoldenTree Sub-Adviser has a fiduciary duty to act in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the GoldenTree Sub-Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

The GoldenTree Sub-Adviser will vote proxies relating to the allocated portion of the Fund’s assets that it manages in a manner that it believes to be in the best interest of the Fund’s shareholders.

The GoldenTree Sub-Adviser has engaged ISS to provide the GoldenTree Sub-Adviser with its independent analysis and recommendation with respect to proxy proposals voted on behalf of its clients. The GoldenTree Sub-Adviser utilizes ISS to assist with its proxy voting, however, the GoldenTree Sub-Adviser retains voting discretion with respect to its Clients and may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its clients. In exercising voting discretion on behalf of its clients and in instances where the GoldenTree Sub-Adviser departs from an ISS recommendation, the GoldenTree Sub-Adviser will seek to avoid any direct or indirect conflict of interest.

Shareholders may obtain information regarding how the GoldenTree Sub-Adviser votes proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Item 8.Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. Each person listed below has served as a portfolio manager since the Fund’s inception.

Brian Gerson joined FS Investments in November 2017 as its Head of Private Credit and has more than 25 years of experience in credit investing and corporate lending. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital, the credit affiliate of Lone Star Funds, from April 2015 to November 2017, where he significantly expanded LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented business development companies. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group, which acquired his predecessor firm, The Argosy Group, in 1995. Mr. Gerson began his career at Merrill Lynch after graduating summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.

Michael Kelly has served as President of FS Investments since July 2017. Mr. Kelly has also served as chief investment officer of FS Investments since January 2015. Among other things, Mr. Kelly oversees the investment management and product development functions at FS Investments. Before joining FS Investments, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.

Robert Haas currently serves as fund chief operating officer of FS Investments. Mr. Haas has also served in various capacities for FS Investments and its affiliated investment advisers since the later of September 2010 or such entity’s inception date. In his current role, Mr. Haas oversees fund management for FS’ funds. Prior to joining FS Investments, Mr. Haas served on the commercial real estate investment team at American Capital, a private equity firm and global asset manager, from 2007 to 2010. At American Capital, Mr. Haas was involved in all aspects of the company’s commercial real estate investing activities, including bond investment selection, due diligence, structuring, securitization and surveillance. Prior to American Capital, Mr. Haas served in the structured finance group at Capital Source, a specialty finance company, where he sourced, underwrote, negotiated, structured and managed investments in middle-market finance companies. Prior to Capital Source, Mr. Haas was an analyst at Goldman Sachs’ Archon Group, where he analyzed and evaluated debt and equity investments in commercial real estate. Mr. Haas earned a B.S. in finance from Georgetown University’s McDonough School of Business and holds the CFA Institute’s Chartered Financial Analyst designation. Mr. Haas is a co-founder and chairman of the board of The 1789 Fund, a non-profit organization focused on improving the health of mothers and newborns in underserved populations.

Robert Lawrence has served as Global Head of Real Estate at FS Investments since September 2017 and is responsible for overseeing all real estate-related businesses and strategies. Before joining FS Investments, Mr. Lawrence served as Executive Managing Director at Singer & Bassuk, a boutique real estate finance firm. Prior to joining Singer & Bassuk, he was Senior Managing Director and Co-Head of Origination at Guggenheim Commercial Real Estate Finance, where he led and managed the origination platform for CMBS and affiliated life companies. Mr. Lawrence also spent 17 years and held several high-level positions at JPMorgan Chase and Bear Stearns. At JPMorgan Chase, he served as Managing Director and Head of the Securitized Products Group in Asia. Prior to the merger with JPMorgan Chase in 2008, he was Senior Managing Director and Co-Head of Origination at Bear Stearns, and a founding member of the firm’s Global CMBS department. Mr. Lawrence received a Bachelor of Science in Business Administration from the University of Vermont and a Master of Science in Real Estate Investment and Development from New York University. Mr. Lawrence is a member of the Urban Land Institute, the Young Presidents’ Organization, the Vanderbilt University Undergraduate Real Estate Advisory Board and the Nassau County Disaster Action Team for the American Red Cross.

Daniel Picard currently serves as Head of Product Development and Due Diligence and has been with FS Investments since June 2012. He is responsible for researching, designing and launching new alternative investment offerings as well as onboarding new products with FS’s broker-dealer partners and RIAs. Before joining the Product Development team, Mr. Picard worked in the firm’s Product Strategy group, where he produced education, research and marketing content for financial advisors. Prior to FS Investments, Mr. Picard was a Vice President at Barclays Capital, where he worked for five years as a trader of leveraged loans and loan credit derivatives. Prior to Barclays, he spent three years at Citi, working first as a corporate banking analyst in Citi’s energy group in Houston and then as a fixed income analyst in Citi’s project finance group in New York. Mr. Picard graduated with honors from Trinity College where he received his BA in Economics.

(a)(2)The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2019: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)		Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
Brian Gerson
Registered Investment Companies	—	—		—	—
Other Pooled Investment Vehicles	6	$20,656,211	(2)	6	$20,656,211	(2)
Other Accounts	—	—		—	—

Michael Kelly
Registered Investment Companies	9	$ 530,022	(1)	—	—
Other Pooled Investment Vehicles	7	$21,036,019	(2)	7	$21,036,019	(2)
Other Accounts	—	—		—	—

Robert Haas
Registered Investment Companies	1	$ 51,335		—	—
Other Pooled Investment Vehicles	1	$ 379,808	(2)	1	$ 379,808	(2)
Other Accounts	—	—		—	—

	Number of Accounts	Assets of Accounts (in thousands)		Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
Robert Lawrence
Registered Investment Companies	—	—		—	—
Other Pooled Investment Vehicles	1	$ 379,808	(2)	1	$ 379,808	(2)
Other Accounts	—	—		—	—

Daniel Picard
Registered Investment Companies	2	$ 301,854		—	—
Other Pooled Investment Vehicles	—	—		—	—
Other Accounts	—	—		—	—

(1)The assets for one of the accounts, FS Series Trust, represents assets as of September 30, 2019.

(2)The assets for the accounts FS KKR Capital Corp., FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, Corporate Capital Trust II, FS Energy & Power Fund and FS Credit Real Estate Income Trust represent assets as of September 30, 2019.

Potential Conflicts of Interest

FS Multi-Alternative Advisor, the GoldenTree Sub-Adviser, KKR Credit and StepStone Group Real Estate LP (“StepStone” and, collectively with the GoldenTree Sub-Adviser and KKR Credit, the “Sub-Advisers”) and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•The managers, officers and other personnel of FS Multi-Alternative Advisor allocate their time as they deem appropriate between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;

•The personnel of the Sub-Advisers as they deem appropriate allocate their time between assisting FS Multi-Alternative Advisor in identifying investment opportunities and making investment recommendations or decisions and performing similar functions for other business activities in which they may be involved;

•The principals of FS Multi-Alternative Advisor or the Sub-Advisers may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Multi-Alternative Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•The Fund may compete with other funds or clients managed or advised by the Sub-Advisers or affiliates of the Sub-Advisers for investment opportunities, subjecting the Sub-Advisers and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•FS Multi-Alternative Advisor or the Sub-Advisers could be subject to a conflict of interest because of the varying compensation arrangements among their respective clients. For example, the Fund is not subject to incentive compensation while certain other funds of FS Multi-Alternative Advisor or the Sub-Advisers are, which could incentivize FS Multi-Alternative Advisor or the Sub-Advisers to favor such funds over the Fund when allocating investments;

•GoldenTree Asset Management LP (“GoldenTree”) also has an interest in an entity that it has retained to provide various services for its structured products group, including the Fund. Specifically, GoldenTree, through an affiliated entity, has acquired a 20% membership interest in Clarity Solutions Group LLC, the remaining 80% of which is controlled by a former employee of GoldenTree;

•The Sub-Advisers and their affiliates may now, or in the future, acquire securities in which the Fund invests;

•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to shareholders, FS Multi-Alternative Advisor and the Sub-Advisers will receive the management fee in connection with the management of the Fund’s portfolio;

•From time to time, to the extent consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Multi-Alternative Advisor or the Sub-Advisers provide investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Multi-Alternative Advisor or the Sub-Advisers may result in FS Multi-Alternative Advisor or the Sub-Advisers coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments (or of the Sub-Advisers to recommend to FS Multi-Alternative Advisor the acquisition or disposition of an investment), even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Multi-Alternative Advisor or the Sub-Advisers would otherwise take an action;

•FS Multi-Alternative Advisor, the Sub-Advisers and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund;

•The Sub-Advisers and their affiliates may have existing business relationships or access to material non-public information that would prevent such Sub-Adviser from recommending, considering or consummating certain investment opportunities (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. Similarly, FS Multi-Alternative Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Multi-Alternative Advisor or a Sub-Adviser would otherwise take such an action;

•To the extent permitted by the 1940 Act and interpretations of the staff of the U.S. Securities and Exchange Commission (“SEC”), and subject to the allocation policies of FS Multi-Alternative Advisor, the Sub-Advisers and any of their respective affiliates, as applicable, FS Multi-Alternative Advisor, the Sub-Advisers and any of their respective affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Multi-Alternative Advisor, the Sub-Advisers or any of their respective affiliates to participate in an investment opportunity. The Fund intends to seek exemptive relief from the SEC to engage in privately negotiated co-investment transactions with certain affiliates of FS Multi-Alternative Advisor and KKR Credit and GoldenTree. However, there can be no assurance that the Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Multi-Alternative Advisor and/or KKR Credit and GoldenTree, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Multi-Alternative Advisor or the Sub-Advisers (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3)FS Multi-Alternative Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Multi-Alternative Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Fund on behalf of FS Multi-Alternative Advisor, receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by the management committee of FS Investments based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

(a)(4)The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Multi-Alternative Advisor’s investment committee as of October 31, 2019, based on the NAV per Class I common share of the Fund of $12.67 on October 31, 2019.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Brian Gerson	None
Michael Kelly	None
Robert Haas	None
Robert Lawrence	None
Daniel Picard	None

(1)Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b)Not applicable.

Item 9.Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this annual report on Form N-CSR.

Item 10.Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s board of trustees during the period covered by this annual report included in Item 1 of this Form N-CSR.

Item 11.Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)Not applicable.

(b)Not applicable.

Item 13.Exhibits.

(a)(1)The Fund’s Code of Business Conduct and Ethics is attached hereto in response to Item 2(f).

(a)(2)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)Not applicable.

(a)(4)Not applicable.

(a)(5)The Proxy Voting Policies and Procedures of FS Multi-Alternative Advisor are attached hereto in response to Item 7.

(b)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Multi-Alternative Income Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: December 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: December 26, 2019

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: December 26, 2019